As filed with the Securities and Exchange Commission on July 29, 2014

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No.       ☐

SENTINEL GROUP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One National Life Drive

Montpelier, Vermont 05604

(Address of Principal Executive Offices)

(802) 229-7402

(Registrant’s Telephone Number, including Area Code)

Lisa Muller c/o Sentinel Asset Management, Inc. One National Life Drive Montpelier, Vermont 05604	Copy to: John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue
(Name and Address of Agent for Service)	New York, New York 10019

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of securities being registered: Common Stock, par value $.01 per share

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 811-214).

It is proposed that this filing shall become effective on August 29, 2014, pursuant to Rule 488 under the Securities Act of 1933.

SENTINEL CAPITAL GROWTH FUND
A SERIES OF SENTINEL GROUP FUNDS, INC.

SENTINEL GROWTH LEADERS FUND
A SERIES OF SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, VT 05604

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

[      ], 2014

Dear Shareholder:

I am writing to ask you to vote on one or more important proposals whereby substantially all the assets of each of:

•                  the Sentinel Capital Growth Fund (the “Capital Growth Fund”), a series of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”); and

•                  the Sentinel Growth Leaders Fund (the “Growth Leaders Fund,” and together with the Capital Growth Fund, the “Growth Funds” and each a “Growth Fund”), also a series of the Corporation, would be acquired by the Sentinel Common Stock Fund (the “Common Stock Fund”, or the “Combined Fund” after giving effect to the transactions described in this document), also a series of the Corporation, and the Common Stock Fund would assume substantially all of the liabilities of each of the Growth Funds (the Growth Funds and the Common Stock Fund are collectively referred to as the “Funds”).  All three of the Funds are series of the Corporation.  Special shareholder meetings (each, a “Meeting”) for each of the Growth Funds are scheduled as follows:

November 14, 2014 at 9:00 a.m. Eastern time for shareholders of the Capital Growth Fund; and

November 14, 2014 at 10:00 a.m. Eastern time for shareholders of the Growth Leaders Fund.

Each Meeting will take place at the offices of National Life Group, One National Life Drive, Montpelier, Vermont.

Only shareholders of the Capital Growth Fund will vote on the reorganization relating to the acquisition of Capital Growth Fund’s assets by the Common Stock Fund, and only shareholders of the Growth Leaders Fund will vote on the reorganization relating to the acquisition of the Growth Leaders Fund’s assets by the Common Stock Fund.  Each of these reorganization transactions is individually referred to as a “Reorganization”, and together, as the “Reorganizations”.  Shareholder approval of any one Reorganization transaction is not contingent upon, and will not affect, shareholder approval of the other Reorganization transaction.  In addition, completion of any one Reorganization transaction is not contingent upon, and will not affect, completion of the other Reorganization transaction.  If both Reorganization transactions are approved, it is anticipated they will be effected at the same time (the “Closing Date”).

For convenience, this Combined Prospectus/Joint Proxy Statement at times refers only to a single Reorganization, but shall mean the Reorganization with respect to the Capital Growth Fund and the Reorganization with respect to the Growth Leaders Fund, each as a separate transaction.  Unless otherwise noted, references to a “Growth Fund” or the “Growth Fund” shall mean the Capital Growth Fund and the Growth Leaders Fund separately, and the terms and conditions of the Agreement and Plan of Reorganization shall apply separately to each Reorganization and to the Growth Fund and the Common Stock Fund participating therein, as applicable.

The Board of Directors of the Corporation has concluded that the Reorganization with respect to each Growth Fund is in the best interests of each Fund and its respective shareholders.  In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment strategies and investment policies, the expected lower expense ratios for each share class of the Combined Fund, the lower effective management fee of the Combined Fund as compared to each Growth Fund, the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”) and the tax-free nature of the Reorganizations.

In the Reorganization, you will receive shares of the Common Stock Fund of the same class, and with the same aggregate net asset value (“NAV”), as the shares of the Growth Fund shares that you currently hold, and your Growth Fund shares will be redeemed.  Your Common Stock Fund shares will be subject to identical sales charges and distribution fees as those that apply to your Growth Fund shares.  Following the Reorganizations, the Growth Funds will cease operations as separate series of the Corporation.  Shareholders of the Growth Funds will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganizations.  In addition, we do not expect the Reorganizations to cause the Growth Funds’ respective shareholders to recognize any federally taxable gains or losses.  However, one or both Growth Funds may declare a dividend and/or capital gains distribution just prior to the Closing Date, which may result in taxable income to such Growth Fund’s shareholders.

If approved by shareholders, combining one or both of the Growth Funds with the Common Stock Fund will allow shareholders of the Growth Fund that is combined with the Common Stock Fund to enjoy a larger asset base over which certain expenses may be spread.  In addition, shareholders of a participating Growth Fund are expected to realize a reduction in the net annual operating expense ratio paid by such shareholders, including a reduction in the effective management fee rate.

The accompanying combined joint proxy statement and prospectus includes a detailed description of the proposals.  Please read the enclosed materials carefully and cast your vote or authorize a proxy.

Your vote is extremely important, no matter how large or small your holdings.  By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

We urge you to vote your shares by 11:59 p.m. Eastern time on the day prior to the relevant Meeting:

• By completing and returning the enclosed proxy card in the envelope provided at your earliest convenience;

• By the Internet by visiting the website that appears on the enclosed proxy card;

• By touch-tone telephone by calling the 1-800 number that appears on the enclosed proxy card; or

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• In person at the Special Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.).

Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-282-3863  to change their investment options.  Otherwise, if a proposed Reorganization transaction is approved, starting on the day following the closing of the proposed Reorganization transaction (which is expected to occur as soon as reasonably practicable after the relevant Meeting), future purchases will automatically be made in shares of the Common Stock Fund.

If you have any questions before you vote, please call us at 1-888-292-5668 toll-free.  We will be happy to help you understand the proposal and assist you in voting.

Thomas H. Brownell
President and Chief Executive Officer

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QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Joint Proxy Statement.  For your convenience, we have provided a brief overview of the issues to be voted on.

For convenience, this document at times refers only to a single reorganization, but the terms and conditions of the Agreement and Plan of Reorganization shall apply separately to each of the two reorganizations described herein.

Q:          What is this document and why did we send it to you?

A.            This is a Combined Prospectus/Joint Proxy Statement that provides you with information about the Agreement and Plan of Reorganization (the “Plan”) between Sentinel Group Funds, Inc., a Maryland Corporation (the “Corporation”), on behalf of each of the Sentinel Capital Growth Fund (the “Capital Growth Fund”) and the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”), and the Corporation, on behalf of the Sentinel Common Stock Fund (the “Common Stock Fund”).

You are receiving this Combined Prospectus/Joint Proxy Statement because you owned shares of one or both of the Capital Growth Fund and the Growth Leaders Fund (each referred to as a “Growth Fund”) as of August 15, 2014.  You are being asked to vote to approve the reorganization pursuant to the Plan with respect to the Growth Fund for which you are a shareholder (each such reorganization, a “Reorganization”).  When the Reorganization relating to your Growth Fund is completed, you will become a shareholder of the Common Stock Fund, and your Growth Fund will be terminated as a series of the Corporation.  After giving effect to the Reorganizations, the Common Stock Fund is referred to as the “Combined Fund”.  Please refer to the Combined Prospectus/Joint Proxy Statement for a detailed explanation of the Reorganizations, and a more complete description of the Common Stock Fund.

Q.           On what am I being asked to vote at the upcoming Special Meeting of Shareholders on November 14, 2014?

A.            Shareholders of the Capital Growth Fund are being asked to approve that Fund’s Reorganization with and into the Sentinel Common Stock Fund.  Shareholders of the Growth Leaders Fund are being asked to approve that Fund’s Reorganization with and into the Common Stock Fund.

Q.           How will the Reorganization affect me as a shareholder?

A.            If the Reorganization relating to the Capital Growth Fund is approved by the shareholders of that Fund, the Capital Growth Fund shareholders will become shareholders of the Common Stock Fund, and, if the Reorganization relating to the Growth Leaders Fund is approved by the shareholders of that Fund, the Growth Leaders Fund shareholders will become shareholders of the Common Stock Fund.  The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares of your Growth Fund that you own immediately prior to the Reorganization.  Because you will be a shareholder in a larger Fund as a result of the Reorganization, you will hold a smaller percentage of ownership in the Combined Fund than you held in your Growth Fund prior to the Reorganization.

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Q.           Who will pay for each Reorganization?

A.            The costs of the Reorganizations will be shared among Sentinel Asset Management, Inc.  (“Sentinel”) and the Growth Funds.  Sentinel will pay half of the total expenses, and the Growth Funds will pay, pro rata based on assets at the time of the reorganization, the remaining expenses.  Expenses include costs associated with printing and mailing this Combined Prospectus/Joint Proxy Statement, costs of any additional solicitation efforts, operational and systems programming costs, and legal and accounting costs.  The total costs of the Reorganizations, assuming shareholders of both Growth Funds approve the reorganization with respect to their Fund, are currently estimated at approximately $80,000.

Q.           What will I receive in exchange for my current shares?

A.            Upon the closing of your Growth Fund’s reorganization, assuming shareholders of that Growth Fund have approved the reorganization, you will become a shareholder of the Common Stock Fund.  With the reorganization, substantially all of the assets and liabilities of the Growth Fund will be combined with those of the Common Stock Fund.  You will receive shares of the Common Stock Fund of the same class as the shares you own of the Growth Fund.  If you own Class A shares of a Growth Fund, an account will be created for you that will be credited with Class A shares of the Common Stock Fund with an aggregate net asset value equal to the aggregate net asset value of your Growth Fund Class A shares at the time of the reorganization.  If you own Class C shares of a Growth Fund, an account will be created for you that will be credited with Class C shares of the Common Stock Fund with an aggregate net asset value equal to the aggregate net asset value of your Growth Fund Class C shares at the time of the reorganization.  If you own Class I shares of a Growth Fund, an account will be created for you that will be credited with Class I shares of the Common Stock Fund with an aggregate net asset value equal to the aggregate net asset value of your Growth Fund Class I shares at the time of the reorganization.

The number of shares you receive will depend on the relative net asset value of the shares of the applicable Growth Fund and the Common Stock Fund immediately prior to the reorganization.  Thus, although the aggregate net asset value in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in the Growth Fund.  No physical share certificates will be issued to you.  As a result of the reorganization, each Growth Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in such Growth Fund prior to its Reorganization.

Q.           Will my Growth Fund’s Reorganization result in any federal tax liability to me?

A.            Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.  However, in lieu of the normal distribution schedule described in the prospectus, each of the Growth Funds will declare a final dividend and distribute ordinary income and realized capital gains, if any, just prior to the reorganization, which may result in taxable income to that Growth Fund’s shareholders.

Q.           Is either Reorganization contingent on the other Reorganization?

A.            No.  The Reorganization of one Growth Fund into the Common Stock Fund is not contingent upon shareholder approval of the other Reorganization.  The Reorganization of each Growth Fund is a

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separate transaction.  If shareholders of both Growth Funds approve the reorganization with respect to their Growth Fund, it is anticipated that both Reorganizations will take place at the same time.

Q.           Has the Board of Directors approved the Reorganization?

A.            Yes, the Board of Directors of the Corporation (the “Board”) has approved both Reorganizations.  After careful consideration, the Board, including all of the Directors who are not “interested persons” of the Corporation (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”), determined that the Reorganizations are in the best interests of each Fund and that none of the Funds’ existing shareholders will be diluted as a result of the Reorganization.  It is expected that each Growth Fund will benefit from operating efficiencies and economies of scale that may result from combining the assets of the Growth Fund with the assets of the Common Stock Fund.  Among other things, the board considered that:

•                  The Funds have similar investment policies, restrictions and styles;

•                  At current asset levels, the effective advisory fee rate for the Combined Fund is lower than that of each Growth Fund;

•                  The operating expense ratio of each share class of the Combined Fund is expected to be lower than the operating expense ratios for the respective share class of each of the Growth Funds; and

•                  The Combined Fund will have a greater asset base over which to spread expenses, and has a greater distribution network.

Q.           How does the Board recommend that I vote?

A.            The Board unanimously recommends that shareholders of the Capital Growth Fund vote “FOR” the Reorganization of Capital Growth Fund into the Common Stock Fund and that shareholders of the Growth Leaders Fund vote “FOR” the Reorganization of Growth Leaders Fund into the Common Stock Fund.

Q.           When will the Reorganizations occur?

A.            If approved by the applicable Growth Fund shareholders at the meeting, each Reorganization is expected to take effect on or about November 21, 2014, or as soon as possible thereafter.

Q.           Can I exchange or redeem my Growth Fund shares before the Reorganization takes place?

A.            Yes.  You may exchange your Growth Fund shares for appropriate shares of another Sentinel Fund, or redeem your shares, at any time before the Reorganization takes place, as set forth in the Corporation’s prospectus.  If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.  In addition, you will be charged any applicable contingent deferred sales charge, redemption fees and/or excessive trading fees on your exchange or redemption.

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Q.           What will happen to my active Automatic Investment Plan or Systematic Withdrawal Plan after the Reorganization?

A.            All account options, including Automatic Investment Plans, Systematic Withdrawal Plans and Bank Instructions, will automatically be copied to your new account.

Q.           Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.            No.  You will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.           Are there differences in front-end sales loads or contingent deferred sales charges?

A.            No.  The front-end sales loads and contingent deferred sales charges applicable to a specific share class of the Growth Fund are identical to the corresponding share class of the Common Stock Fund.

Q.           Will I be able to count the holding period of my Growth Fund Class A or Class C shares toward any contingent deferred sales charge on the Class A or Class C shares of the Common Stock Fund I receive in the Reorganization?

A.            Yes.  The Class A and Class C shares of the Common Stock Fund you receive in the Reorganization will retain both the holding period and the contingent deferred sales charge schedule of the corresponding Class A or Class C shares of the Growth Fund you held immediately prior to the Reorganization.

Q.           Who will manage the Combined Fund once one or both of the Reorganizations are completed?

A.            Sentinel will manage the Combined Fund.  Daniel Manion, CFA and Sentinel’s Director of Equity Research, and Hilary Roper, CFA, are the managers of the Common Stock Fund, and are expected to continue managing the Combined Fund following the Reorganization(s).  Jason Wulff, CFA, and manager of both Growth Funds, is an analyst on the Common Stock Fund, and will continue to serve as an analyst, working with Mr. Manion, Ms. Roper and Helena Ocampo, on the management of the Combined Fund.

Q.           What happens if a Reorganization is not approved?

A.            If the Reorganization with respect to your Growth Fund is not approved, that Growth Fund will not participate in a reorganization with the Common Stock Fund and it will continue to be managed as a separate series of the Corporation.  Sentinel and the Corporation’s Board will then consider what other action, if any, may be appropriate for that Fund.

Q.           I don’t own very many shares.  Why should I bother to vote?

A.            Your vote makes a difference.  If numerous shareholders just like you fail to vote, a Growth Fund may not receive sufficient votes to hold the meeting or approve its Reorganization.

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Q.           Who is entitled to vote?

A.            Any person who owned shares of a Growth Fund on the record date, which was the close of business on August 15, 2014, is entitled to vote on the Reorganization with respect to that Growth Fund - even if that person later sells the shares.  You may cast one vote for each dollar of net asset value held on that date in your Growth Fund, with fractional dollar amounts entitled to a proportional fractional vote.

Q.           How can I vote?

A.            Please refer to the enclosed proxy card for information on authorizing a proxy and submitting voting instructions by telephone or mail.  You may also vote by attending the meeting and completing a ballot.

Q.           Why are multiple proxy cards enclosed?

A.            If you are a shareholder of both Growth Funds, you will receive a proxy card for each Growth Fund.  Please read each proxy card carefully and authorize your proxy.

Q.           Whom do I contact for further information?

A.            You can contact your financial adviser for further information.  You may also contact the Funds at (800) 282-3863.  You may also visit our website at www.sentinelinvestments.com where you can send us an email message by selecting “Contact Sentinel.”

Important additional information about the reorganization is set forth in the accompanying Combined Prospectus/Joint Proxy Statement.  Please read it carefully.

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SENTINEL CAPITAL GROWTH FUND
SENTINEL GROWTH LEADERS FUND

each a series of SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, VT 05604

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 14, 2014

A Special Meeting of Shareholders (the “Meeting”) of each of the Sentinel Capital Growth Fund (the “Capital Growth Fund”) and the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”), each a series of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), will be held on November 14, 2014 at One National Life Drive, Montpelier, Vermont 05604 as follows:  at 9:00 a.m. Eastern time, for the Capital Growth Fund, and at 10:00 a.m. Eastern time, for the Growth Leaders Fund, for the purpose of considering and voting on the proposal(s) set forth below.

Sentinel Capital Growth Fund

The shareholders of the Capital Growth Fund are being asked:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the Capital Growth Fund. Pursuant to the Plan, the Capital Growth Fund would transfer substantially all of its assets to the Common Stock Fund (the “Common Stock Fund”), a series of the Corporation, in exchange for the assumption by the Common Stock Fund of substantially all the liabilities of the Capital Growth Fund and shares of the Common Stock Fund, after which those shares will be distributed by the Capital Growth Fund to the holders of its shares in complete liquidation of the Capital Growth Fund.

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Sentinel Growth Leaders Fund

The shareholders of the Growth Leaders Fund are being asked:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the Growth Leaders Fund. Pursuant to the Plan, the Capital Growth Fund would transfer substantially all of its assets to the Common Stock Fund in exchange for the assumption by the Common Stock Fund of substantially all the liabilities of the Growth Leaders Fund and shares of the Common Stock Fund, after which those shares will be distributed by the Growth Leaders Fund to the holders of its shares in complete liquidation of the Growth Leaders Fund.

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

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The approval of one Reorganization is not contingent upon the approval of the other Reorganization.

The Board of Directors of Sentinel Group Funds, Inc., on behalf of the Capital Growth Fund and the Growth Leaders Fund, has fixed the close of business on August 15, 2014 as the record date for the determination of the shareholders of the Capital Growth Fund and the Growth Leaders Fund, as applicable, entitled to notice of, and to vote at, the applicable Meeting and any adjournments of the applicable Meeting.  The Capital Growth Fund reorganization and the Growth Leaders Fund reorganization will be effected only if the shareholders of the Capital Growth Fund and the Growth Leaders Fund, respectively, vote to approve the applicable reorganization.

There will be one Plan of Reorganization (the “Plan”) for both reorganization transactions.  The Plan provides that shareholder approval of any one reorganization transaction is not contingent upon, and will not affect, shareholder approval of the other reorganization transaction.  In addition, completion of any one reorganization transaction is not contingent upon, and will not affect, completion of the other reorganization transaction.

A proxy card is enclosed along with this Notice and the combined joint Proxy Statement and Prospectus for each proposal for which you are entitled to vote.  Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided.  You may also vote by telephone or via the Internet as described in the enclosed materials.  The Board of Directors of Sentinel Group Funds, Inc. unanimously recommends that you vote FOR the reorganization proposals relating to the Capital Growth Fund and the Growth Leaders Fund, as applicable.

Your vote is important regardless of the size of your holdings in the Growth Fund.

Please return your proxy card promptly or authorize your proxy by telephone or over the Internet.

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Your Vote Is Important.

Please Authorize The Proxy By Internet Or Telephone Or
Complete, Sign, Date And Return The Proxy Card.

As a shareholder of the Capital Growth Fund and/or the Growth Leaders Fund, you are asked to attend the applicable Meeting either in person or by proxy.  We urge you to vote by proxy.  The prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation.  Authorizing a proxy will not prevent you from voting the shares in person at the Meeting.  You may revoke the proxy before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked by authorizing subsequent proxy by Internet or telephone.

By Order of the Sentinel Group Funds, Inc.  Board of Directors,

Lisa Muller
Secretary

Montpelier, Vermont
August [xx], 2014

COMBINED PROSPECTUS/JOINT PROXY STATEMENT

JOINT PROXY STATEMENT
for
SENTINEL CAPITAL GROWTH FUND
SENTINEL GROWTH LEADERS FUND

each a series of SENTINEL GROUP FUNDS, INC.

and

PROSPECTUS FOR SENTINEL
COMMON STOCK FUND,
a series of SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE
MONTPELIER, VT 05604

DATED [        ], 2014

RELATING TO THE REORGANIZATIONS OF

Sentinel Capital Growth Fund
and
Sentinel Growth Leaders Fund

with and into

Sentinel Common Stock Fund,

each a series of Sentinel Group Funds, Inc.

This Combined Prospectus/Joint Proxy Statement is being furnished to shareholders of:

•                  the Sentinel Capital Growth Fund (the “Capital Growth Fund”), a series of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”); and

•                  the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”), a series of the Corporation in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at special meetings of shareholders of the Capital Growth Fund and Growth Leaders Fund, as applicable, and at any adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”).

The Meetings are scheduled to be held at One National Life Drive, Montpelier, Vermont, 05604 on November 14, 2014 for each of the Funds as follows:

Capital Growth Fund:	9:00 a.m. Eastern time

Growth Leaders Fund:	10:00 a.m. Eastern time

This Combined Prospectus/Joint Proxy Statement will first be sent to shareholders of the Growth Funds on or about [September 10, 2014].

The purpose of the Meetings is for shareholders of each of the Capital Growth Fund and the Growth Leaders Fund (each, a “Growth Fund”, and together, the “Growth Funds”) to vote on the Plan of Reorganization (the “Plan”) with respect to the Growth Fund in which they own shares.  Under the Plan, the Growth Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Sentinel Common Stock Fund, a series of the Corporation (the “Common Stock Fund”, and collectively with the Growth Funds, the “Funds”), in exchange for shares of the Common Stock Fund (with respect to each Growth Fund, the “Reorganization”).  The Reorganization relating to the Capital Growth Fund is referred to as the “Capital Growth Reorganization”, and the Reorganization involving the Growth Leaders Fund is referred to as the “Growth Leaders Reorganization”.

If the Plan receives the required approval from the applicable Growth Fund shareholders, each whole and fractional share of each class of the applicable Growth Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Common Stock Fund.  The applicable Growth Fund will be liquidated and terminated as a series of the Corporation, and the Common Stock Fund will be the surviving fund.  Following the Reorganization, the Common Stock Fund is also referred to as the Combined Fund.

As a result of the Reorganization, the holdings of a shareholder of the Capital Growth Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Capital Growth Fund prior to the Reorganization, and a shareholder of the Growth Leaders Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Growth Leaders Fund prior to the Reorganization.

For convenience, this Combined Prospectus/Joint Proxy Statement at times refers only to a single Reorganization, but shall mean the Reorganization with respect to the Capital Growth Fund and the Reorganization with respect to the Growth Leaders Fund, each as a separate transaction.  Unless otherwise noted, references to a “Growth Fund” or the “Growth Fund” shall mean Capital Growth Fund and the Growth Leaders Fund, separately, and the terms and conditions of the Plan shall apply separately to each reorganization and to the Growth Fund and the Common Stock Fund participating therein, as applicable.

The Board of Directors of the Corporation (the “Board”), on behalf of each of the Funds, has approved the Reorganization and has determined that the Reorganization is in the best interests of each of the Growth Funds and their respective shareholders.

The investment objectives of Capital Growth Fund and the Common Stock Fund are similar in that each Fund seeks growth of capital and current income.  However, the Common Stock Fund seeks additionally growth of income and relatively low risk as compared with the stock market as a whole.  The investment objectives of Growth Leaders Fund and the Common Stock Fund are similar in that each Fund seeks capital appreciation.  However, the Common Stock Fund seeks additionally current income, growth of income and relatively low risk as compared with the stock market as a whole.  All three Funds, however, employ similar investment strategies to achieve their respective stated investment objective.  For more information on each Fund’s investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies” below.

As provided in the Plan, if approved by shareholders, combining one or both of the Growth Funds with the Common Stock Fund will allow shareholders of that Growth Fund to enjoy a larger asset base over which certain expenses may be spread.  In addition, participating Growth Fund shareholders are expected to realize a reduction in both the net and gross annual operating expense ratios borne by such shareholders, including a reduction in the effective advisory fee rate.  If shareholders of the Capital Growth Fund or the Growth Leaders Fund approve the Plan, those shareholders will become shareholders of the Common Stock Fund.

Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization.  In addition, completion of one Reorganization is not contingent upon, and will not affect, completion of the other Reorganization.

This Combined Prospectus/Joint Proxy Statement sets forth concisely the information you should know about the Reorganization of each Growth Fund before voting on the Reorganization and constitutes an offering of the shares of the Common Stock Fund issued in the Reorganization.  Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•                  the Statement of Additional Information dated [ ], 2014 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•                  the Prospectus related to the Growth Funds, dated March 30, 2014, as supplemented July 1, 2014, and as further supplemented;

•                  the Statement of Additional Information related to the Common Stock Fund, dated March 30, 2014, as further supplemented;

•                  the Annual Report to shareholders of the Corporation relating to the Capital Growth Fund for the fiscal year ended November 30, 2013, which has previously been sent to shareholders of the Capital Growth Fund; and

•                  the Annual Report to shareholders of the Corporation relating to the Growth Leaders Fund for the fiscal year ended November 30, 2013, which has previously been sent to shareholders of the Growth Leaders Fund;

•                  the Semi-Annual Report to shareholders of the Corporation relating to the Capital Growth Fund for the six-months ended May 31, 2014, which has previously been sent to shareholders of the Capital Growth Fund.

•                  the Semi-Annual Report to shareholders of the Corporation relating to the Growth Leaders Fund for the six-months ended May 31, 2014, which has previously been sent to shareholders of the Growth Leaders Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectuses, Statements of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Sentinel Funds at PO Box 55929, Boston, MA 02205-5929 or by calling toll-free at (800) 282-3863.  They are also available, free of charge, at the Funds’ website at www.sentinelinvestments.com.  Information about the Funds can also be reviewed without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.  20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-1520.

THIS COMBINED PROSPECTUS/JOINT PROXY STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT [SEPTEMBER 10], 2014.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/JOINT PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.  THIS COMBINED PROSPECTUS/JOINT PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/JOINT PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
The Proposals	1
Shareholder Voting	2
Investment Objectives and Principal Investment Strategies of the Funds	3
Share Class Information	3
Fees and Expenses	4
Portfolio Turnover	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
Federal Tax Consequences	10
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	10
Principal Investment Risks	10

COMPARISON OF THE FUNDS	10
Investment Objectives and Principal Investment Strategies	10
Comparison of Investment Strategies	12
Fundamental Investment Policies	12
Risks of the Funds	13
Performance History	14
Management of the Funds	19
Portfolio Managers	19
Other Service Providers	20
Distribution and Shareholder Servicing Arrangements	20
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	20
Distributions	27

FINANCIAL HIGHLIGHTS	27

INFORMATION RELATING TO THE REORGANIZATION	27
Description of the Reorganization	27
Terms of the Reorganizations	29
Reasons for the Reorganizations	29
Material Federal Income Tax Consequences of the Reorganizations	31
Expenses of the Reorganizations	32
Continuation of Shareholder Accounts and Plans; Share Certificates	32
Legal Matters	32

BOARD RECOMMENDATION	32

VOTING MATTERS	32
General Information	32
Voting Rights and Required Vote	33
Record Date and Outstanding Shares	34

OTHER INFORMATION	35
Additional Information about the Common Stock Fund	35
Capitalization	42
Shareholder Information	43
Shareholder Rights and Obligations	44
Dividends, Capital Gains and Taxes	45
Shareholder Proposals	46

EXHIBIT A:
COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES	A-1

EXHIBIT B:
FUNDAMENTAL INVESTMENT POLICIES	B-1

EXHIBIT C:
AGREEMENT AND PLAN OF REORGANIZATION	C-1

APPENDIX A:
FINANCIAL HIGHLIGHTS	Appendix A-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Joint Proxy Statement and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Combined Prospectus/Joint Proxy Statement carefully.

The Proposals

Shareholders of each Growth Fund are being asked to consider and approve a Plan of Reorganization with respect to each Growth Fund (the “Plan”), which will have the effect of combining their respective Growth Fund and the Common Stock Fund into a single mutual fund (the “Combined Fund”).  Each Fund is a series of the Corporation, an open-end investment company that is organized as a Maryland corporation.

If the Reorganization with respect to a Growth Fund receives the required shareholder approval and is completed, substantially all the assets of that Growth Fund will be transferred to, and substantially all of the liabilities of that Growth Fund will be assumed by, the Common Stock Fund in exchange for an equal value of shares of the Common Stock Fund.  Shareholders of that Growth Fund will have their class of shares exchanged for the same class of shares of the Common Stock Fund of equal dollar value based upon the value of the shares at the time that Growth Fund’s assets are transferred to the Common Stock Fund.  After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Growth Fund will be liquidated and terminated, and you will cease to be a shareholder of that Growth Fund and will instead become a shareholder of the Common Stock Fund.

There will be one Plan for both Reorganizations.  The Plan provides that shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization.  In addition, completion of one Reorganization is not contingent upon, and will not affect, the completion of the other Reorganization.  However, the Plan contemplates that if shareholders of both Growth Funds approve their respective Reorganization, then the Reorganizations will occur at the same time.

If one Growth Fund’s shareholders approve the Plan (the “approving Growth Fund”), but the shareholders of the other Growth Fund do not, then the Reorganization will be effected between the approving Growth Fund and the Common Stock Fund.  The non-approving Growth Fund will continue to be managed as a separate series of the Corporation, and the Board will consider next steps with respect to that Fund, which may include liquidation.

The Plan also provides that each Growth Fund will be terminated as a series of the Corporation as soon as practicable after the completion of its respective Reorganization.

The Board of Directors (the “Board”) of the Corporation has determined that the proposed Reorganization of each Growth Fund into the Common Stock Fund is in the best interests of the applicable Growth Fund’s shareholders and that Growth Fund shareholders would not be subject to any dilution in value as a result of the consummation of the Reorganization with respect to their Growth Fund.  The factors considered by the Board relating to each Reorganization include, but are not limited to:

•                  that the Common Stock Fund had a significantly lower historical net annualized operating expense ratio than each Growth Fund;

•                  that at current asset levels, the effective advisory fee rate for the Common Stock Fund is lower than that of each Growth Fund;

•                  the historical tax-adjusted and non-adjusted investment performance of the Common Stock Fund generally has been stronger than that of each Growth Fund;

•                  the lower expected effective advisory fee rate and the lower expected total operating expense ratio to be enjoyed by the Common Stock Fund upon completion of one or more of the Reorganizations;

•                  the compatibility of each Fund’s investment objectives;

•                  the Funds’ similar investment policies, restrictions, and styles;

•                  the Funds’ use of the same adviser and portfolio management team; and

•                  that all sales loads and Contingent Deferred Sales Charges (“CDSCs”) will be waived in connection with the Reorganization.

The Board of Directors of the Corporation, on behalf of each of the Capital Growth Fund, the Growth Leaders Fund and the Common Stock Fund, have unanimously approved the Plan and unanimously recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of a Growth Fund as of the close of business on August 15, 2014 (the “Record Date”) will be entitled to vote at the applicable Meeting and any adjournments thereof, and will be entitled to one vote for each dollar of net asset value held in the Growth Fund, with fractional dollar amounts entitled to a proportional fractional vote.  Shareholder approval of the Plan with respect to a Growth Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of that Growth Fund as defined under the 1940 Act.  A majority of the outstanding voting securities for these purposes means the lesser of: (i) 67% or more of the voting shares of the Growth Fund present at a meeting at which more than 50% of the outstanding voting shares of the Growth Fund are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Growth Fund.  Please authorize a proxy as soon as you receive this Combined Prospectus/Joint Proxy Statement.  You may authorize a proxy by completing and signing the enclosed ballot (proxy card),over the Internet or by phone.  If you authorize a proxy by any of these methods, your votes will be officially cast at the Meeting for your Growth Fund by persons appointed as proxies.  If you own shares in more than one of the Growth Funds or in multiple accounts, you will receive multiple proxy cards.  Each proxy card must be returned for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at a Meeting.

For more details about shareholder voting, see “Voting Matters” in this Combined Prospectus/Joint Proxy Statement.

Investment Objectives and Principal Investment Strategies of the Funds

This section describes the investment objectives and principal investment strategies of the Funds and the differences between them.  For a complete description of the investment policies and investment strategies for the Common Stock Fund, you should read the Prospectus and the SAI for the Common Stock Fund, each of which is incorporated by reference into this Combined Prospectus/Joint Proxy Statement.

The investment objectives of the Capital Growth Fund and the Common Stock Fund are similar in that each Fund seeks growth of capital and current income.  However, the Common Stock Fund seeks additionally growth of income and relatively low risk as compared with the stock market as a whole.  The investment objectives of the Growth Leaders Fund and the Common Stock Fund are similar in that each Fund seeks capital appreciation.  However, the Common Stock Fund seeks additionally current income, growth of income and relatively low risk as compared with the stock market as a whole.  No assurance can be given that the Funds will achieve their respective investment objectives.  The Funds’ investment objectives are fundamental policies that cannot be changed by the Board without shareholder approval.

Each Fund pursues its investment objective through similar investment strategies as set forth below.  See “Comparison of Principal Investment Objectives, Strategies, and Policies” attached hereto as Exhibit A for information about each Fund’s investment strategies.

All three Funds focus on building a portfolio with securities of high quality, low leverage companies with a positive multi-year outlook.  The Growth Funds and the Common Stock Fund each typically invest in companies with a market capitalization of at least $5 billion.  All three Funds may invest in foreign securities, but they invest predominantly in securities of U.S. companies.  The Funds are managed by Sentinel’s large cap investment team.  The team uses a similar multi-factor model to evaluate potential investments for all Funds, although the emphasis given to any one factor may vary depending on whether the investment is targeted for the Common Stock Fund or one of the Growth Funds.

There are some differences in the investment strategies of the Growth Funds and the Common Stock Fund.  While all three Funds tend to build a diversified portfolio, the Common Stock Fund typically holds more positions than the Growth Funds.  In addition, securities in the Growth Funds tend to exhibit more growth characteristics than do securities in the Common Stock Fund.  The Common Stock Fund seeks relatively low risk as compared to the stock market as a whole, while the Growth Funds seek relatively low risk as compared to their peers.

Share Class Information

If a Reorganization is approved and completed, holders of the applicable Growth Fund shares will receive the class of shares of the Common Stock Fund indicated in the following chart:

Growth Fund	Common Stock Fund
Class A	Class A
Class C	Class C
Class I	Class I

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the Fund.  You may pay shareholder fees directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund.  The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the first day of the Fund’s fiscal year ended November 30, 2013.  The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund’s fiscal period ended November 30, 2013.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Capital Growth Fund

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Pro Forma Class A shares	Pro Forma Class A shares
Fund	Capital Growth Fund	Common Stock Fund	Common Stock Fund after Capital Growth Fund Reorganization	Combined Fund (after all Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.00%	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None*	None*	None*
Redemption Fees	None	None	None	None

*           You pay a deferred sales charge of 1.00% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

	Class C shares		Pro Forma Class C shares	Pro Forma Class C shares
Fund	Capital Growth Fund	Common Stock Fund	Common Stock Fund after Capital Growth Fund Reorganization	Combined Fund (after all Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	1.00%	1.00%	1.00%	1.00%
Redemption Fees	None	None	None	None

	Class I shares		Pro Forma Class I shares	Pro Forma Class I shares
Fund	Capital Growth Fund	Common Stock Fund	Common Stock Fund after Capital Growth Fund Reorganization	Combined Fund (after all Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Redemption Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares		Pro Forma Class A shares	Pro Forma Class A shares
Fund	Capital Growth Fund	Common Stock Fund	Common Stock Fund after Capital Growth Fund Reorganization	Combined Fund (after all Reorganizations)
Management Fee	0.70%	0.56%	0.54%	0.54%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.33%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.28%	1.03%	1.01%	1.01%

	Class C shares		Pro Forma Class C shares	Pro Forma Class C shares
Fund	Capital Growth Fund	Common Stock Fund	Common Stock Fund after Capital Growth Fund Reorganization	Combined Fund (after all Reorganizations)
Management Fee	0.70%	0.56%	0.54%	0.54%
Distribution and/or Service (12b-1) Fee	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.87%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	2.57%	1.84%	1.82%	1.82%

	Class I shares		Pro Forma Class I shares	Pro Forma Class I shares
Fund	Capital Growth Fund	Common Stock Fund	Common Stock Fund after Capital Growth Fund Reorganization	Combined Fund (after all Reorganizations)
Management Fee	0.70%	0.56%	0.54%	0.54%
Distribution and/or Service (12b-1) Fee	—	—	—	—
Other Expenses	0.53%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.23%	0.72%	0.70%	0.70%

Growth Leaders Fund

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Pro Forma Class A shares	Pro Forma Class A shares
Fund	Growth Leaders Fund	Common Stock Fund	Common Stock Fund after Growth Leaders Fund Reorganization	Combined Fund (after all Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.00%	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None*	None*	None*
Redemption Fees	None	None	None	None

*           You pay a deferred sales charge of 1.00% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

	Class C shares		Pro Forma Class C shares	Pro Forma Class C shares
Fund	Growth Leaders Fund	Common Stock Fund	Common Stock Fund after Growth Leaders Fund Reorganization	Combined Fund (after all Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	1.00%	1.00%	1.00%	1.00%
Redemption Fees	None	None	None	None

	Class I shares		Pro Forma Class I shares	Pro Forma Class I shares
Fund	Growth Leaders Fund	Common Stock Fund	Common Stock Fund after Growth Leaders Fund Reorganization	Combined Fund (after all Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Redemption Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares		Pro Forma Class A shares	Pro Forma Class A shares
Fund	Growth Leaders Fund	Common Stock Fund	Common Stock Fund after Growth Leaders Fund Reorganization	Combined Fund (after all Reorganizations)
Management Fee	0.70%	0.56%	0.56%	0.54%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.41%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.36%	1.03%	1.03%	1.01%

	Class C shares		Pro Forma Class C shares	Pro Forma Class C shares
Fund	Growth Leaders Fund	Common Stock Fund	Common Stock Fund after Growth Leaders Fund Reorganization	Combined Fund (after all Reorganizations)
Management Fee	0.70%	0.56%	0.56%	0.54%
Distribution and/or Service (12b-1) Fee	1.00%	1.00%	1.00%	1.00%
Other Expenses	1.73%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	3.43%	1.84%	1.84%	1.82%

	Class I shares		Pro Forma Class I shares	Pro Forma Class I shares
Fund	Growth Leaders Fund	Common Stock Fund	Common Stock Fund after Growth Leaders Fund Reorganization	Combined Fund (after all Reorganizations)
Management Fee	0.70%	0.56%	0.56%	0.54%
Distribution and/or Service (12b-1) Fee	—	—	—	—
Other Expenses	0.43%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.13%	0.72%	0.72%	0.70%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all your shares at the end of those periods, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year.  These assumptions are not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Fund/Class	1 year	3 years	5 years	10 years
Capital Growth
Class A	$624	$886	$1,167	$1,968
Class C (if you redeem)	360	799	1,365	2,905
Class I (if you redeem)	125	390	676	1,489

Pro Forma — Capital Growth Reorganized into Common Stock Fund
Class A	$598	$805	$1,030	$1,674
Class C (if you redeem)	285	573	985	2,137
Class I (if you redeem)	72	224	390	871
Growth Leaders
Class A	$632	$909	$1,207	$2,053
Class C (if you redeem)	446	1,053	1,784	3,712
Class I (if you redeem)	115	359	622	1,375

Pro Forma — Growth Leaders Reorganized into Common Stock Fund
Class A	$600	$811	$1,040	$1,696
Class C (if you redeem)	287	579	995	2,159
Class I (if you redeem)	74	230	401	894
Pro Forma — Combined Fund (after all Reorganizations)
Class A	$598	$805	$1,030	$1,674
Class C (if you redeem)	285	573	985	2,137
Class I (if you redeem)	72	224	390	871

You would pay the following expenses if you did not redeem your shares:

Fund/Class	1 year	3 years	5 years	10 years
Capital Growth Class C (if you do not redeem)	$260	$799	$1,365	$2,905
Pro Forma — Capital Growth Reorganized into Common Stock Class C (if you do not redeem)	$185	$573	$985	$2,137
Growth Leaders Class C (if you do not redeem)	$346	$1,053	$1,784	$3,712
Pro Forma — Growth Leaders Reorganized into Common Stock Class C (if you do not redeem)	$187	$579	$995	$2,159
Pro Forma — Combined Fund (assumes all Reorganizations) Class C (if you do not redeem)	$185	$573	$985	$2,137

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the examples, affect the Funds’ performance.  During the most recent fiscal year, the Capital Growth Fund’s portfolio turnover rate was 75% of the average value of its portfolio, the Growth Leaders Fund’s portfolio turnover rate was 117% of the average value of its portfolio, and the Common Stock Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Tax Information

Dividends and capital gain distributions you receive from the Funds may be subject to federal income taxes and may be taxed as ordinary income or capital gains.  If you are a tax exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Funds may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Federal Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.  If the Reorganization so qualifies, shareholders of the Growth Fund will not recognize a gain or a loss for federal income tax purposes on the transactions contemplated by the Reorganization.  However, each Growth Fund will declare a dividend of its respective taxable income and net capital gains, if any, just prior to its Reorganization, which may result in taxable income to that Fund’s shareholders.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Growth Funds and the Common Stock Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical.  Please see “Comparison of the Funds— Distribution and Shareholder Servicing Arrangements” and “ —Purchase, Exchange, Redemption, Transfer and Valuation of Shares” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

Principal Investment Risks

Because of their similar investment policies, the primary risks associated with an investment in the Growth Funds are similar to those associated with an investment in the Common Stock Fund.  All three Funds are subject to the same types of investment risks: stock market and selection risk, sector risk, foreign securities risk and investment style risk.  One difference is that the Common Stock Fund’s investment style is described as a “blend” strategy, investing in both growth and value stocks, and/or in stocks with characteristics of both.  The Growth Funds investment style is described as a “growth” style, with value considerations.  The Growth Leaders Fund is classified as a non-diversified fund, and is permitted to concentrate its investments in a limited number of issuers.

More information on each of these types of investment risk can be found under “Comparison of the Funds — Risks of the Funds” below.

COMPARISON OF THE FUNDS

Investment Objectives and Principal Investment Strategies

Capital Growth Fund.  The investment objective of the Capital Growth Fund is to seek long-term growth of capital and, secondarily, current income.

The Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have attractive business models, solid management and growth potential.

Sentinel Asset Management, Inc.  (“Sentinel”) looks to invest in high quality companies that are expected to grow as a result of superior investments, strong capital stewardship and unique positioning in attractive business segments.  When selecting investments, the focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth.  In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to the market as a whole.

The Fund may invest in any economic sector, and at times may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a single industry.  While the Fund typically focuses on securities of U.S. companies, it may, without limitation, invest in securities of foreign issuers.

Sentinel expects to sell Fund holdings when the fundamentals of a company are perceived to be deteriorating, the valuation of the underlying company relative to its future growth rate appears to have become excessive, or when more attractive alternative investments surface.  Sentinel may also sell Fund holdings to meet redemptions.

Growth Leaders Fund.  The investment objective of the Growth Leaders Fund is to seek long- term capital appreciation.

The Fund is a non-diversified fund that invests in stocks of companies that Sentinel believes have attractive business models, solid management and growth potential.

As a non-diversified fund with fewer securities than a diversified portfolio, there is greater risk in that each holding has a greater impact on performance, either positively or negatively.

Sentinel looks to invest in high quality companies that are expected to grow as a result of superior investments, strong capital stewardship and unique positioning in attractive business segments.  When selecting investments, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth.  In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.

The Fund typically invests in 30-40 common stocks from any economic sector, and at times, it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a single industry.  While the Fund typically focuses on securities of U.S. companies, it may without limitation, invest in securities of foreign issuers.

Sentinel expects to sell Fund holdings when the fundamentals of a company are perceived to be deteriorating, the valuation of the underlying company relative to its future growth rate appears to have become excessive, or when more attractive alternative investments surface.  Sentinel may also sell Fund holdings to meet redemptions.

Common Stock Fund.  The investment objective of the Common Stock Fund is to seek a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

The Fund normally invests at least 80% of its net assets in common stocks.  The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which historically have paid regular dividends.  When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities.  Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Fund may sell a stock if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.  A stock may also be sold to meet redemptions.

Combined Fund.  The Combined Fund’s investment objective and principal investment strategies will be those of the Common Stock Fund.

Comparison of Investment Strategies

The Funds’ investment strategies are substantially similar.  All three Funds focus on building a portfolio with securities of high quality, low leverage companies with a positive multi-year outlook.  The Common Stock Fund must invest, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days’ prior written notice of such change.  The Growth Funds are not subject to this policy, but typically have 80% of assets invested in common stock.

Like the Common Stock Fund, the Growth Funds typically invest in companies with a market capitalization of at least $5 billion.  All three Funds may invest in foreign securities, but invest predominantly in securities of U.S. companies.  The investment team uses a similar multi-factor model to evaluate potential investments for all three Funds, although the emphasis given to any one factor may vary depending on whether the investment is targeted for the Common Stock Fund or one of the Growth Funds.  As of July 1, 2014, approximately 84% of the assets of the Capital Growth Fund were in securities held by the Common Stock Fund, and approximately 90% of the assets of the Growth Leaders Fund securities held by the Common Stock Fund.

Fundamental Investment Policies

The fundamental investment policies of the Funds are listed in Exhibit B and cannot be changed without shareholder approval.  None of the Funds may invest more than 25% of total assets in a particular industry (excluding the U.S. government, its agencies and instrumentalities).  None of the Funds allow investments for the purpose of exercising control or management, purchasing and selling real estate, making loans to other persons, acting as an underwriter of securities, purchasing securities on margin or making short sales of securities (with limited exceptions) or purchasing and selling oil, gas or other mineral exploration interests or development programs or leases.  None of the Funds can borrow money, except that each Fund may borrow from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes, or invest more than 5% of its net assets in warrants.  In addition, neither Fund can purchase from or sell to any officer, director or employee of Sentinel or its affiliates (or any of their officers or directors) any securities other than Fund shares.

None of the Funds may invest in restricted securities.  Each of the Growth Funds may invest up to 15% of its net assets in illiquid securities; the Common Stock Fund may not invest in illiquid securities.

In connection with their classification as diversified funds under the 1940 Act, each of the Capital Growth and Common Stock Funds may not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  The Growth Leaders Fund, which is classified as a non-diversified fund, is not subject to this limitation.

Significant Differences.  Each of the Growth Funds may invest up to 15% of its net assets in illiquid securities.  The Common Stock Fund may not invest in illiquid securities.  The Growth Leaders Fund is classified as a non-diversified fund under the 1940 Act and the Capital Growth Fund and Common Stock Fund are classified as diversified funds.

The Combined Fund will have the fundamental investment policies of the Common Stock Fund.

Risks of the Funds

The main risks of investing in each of the Funds are stock market and selection risk, sector risk, foreign securities risk and investment style risk.  The Growth Leaders Fund is also subject to risks associated with being classified as a non-diversified fund.  The Capital Growth and Common Stock Funds are not subject that risk.

The following are the main risks involved in an investment in the Funds:

Stock Market and Selection Risk.  Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably.  Selection risk is the risk that the investments that Sentinel selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk.  The Capital Growth and Growth Leaders Funds tend to focus on “growth” stocks, and target stocks with what the managers consider sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations.  The Common Stock Fund focuses on both “growth” and “value” stocks, or stocks with characteristics of both, commonly called a blend style.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.  Value stocks may not increase in price or pay dividends, as anticipated by a Fund’s manager, or may decline even further if: other investors fail to recognize the company’s value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur.  A Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk.  To the extent a Fund invests in a particular sector, it is subject to the risks of that sector.  Returns in an economic sector may trail returns from other economic sectors.  As a group, sectors tend to go through cycles of doing better or worse than the securities market in general.  These periods may last several years.  In addition, the sectors that dominate the market change over time.

The Growth Leaders Fund has the following additional risk:

Non-diversified Risk.  The Growth Leaders Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.  As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Significant Differences.  The Growth Leaders Fund is subject to non-diversified risk, which is not applicable to the Capital Growth Fund or the Common Stock Fund.

Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown.  The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund.  Past performance is not predictive of future performance.

Capital Growth Fund

The Capital Growth Fund began operations on March 17, 2006.  Performance for the Fund prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Growth Fund, which was offered without a sales charge.  Performance of Class A shares reflects the current maximum sales charge.  Performance of the Class A shares from their inception on March 17, 2006 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to March 17, 2006 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%.  If it had, those returns would be higher.  Performance of Class C shares prior to their inception on March 17, 2006 has been adjusted for the higher estimated expenses of those shares.  Performance of the Class I shares from March 17, 2006 to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A shares, restated to reflect that Class I shares are offered without a sales charge.

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 13.46% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.63% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes: Class A	22.79	15.24	5.76
Return After Taxes on Distributions: Class A	15.05	12.98	4.27
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	18.65	12.47	4.76
Return Before Taxes: Class C	26.73	14.94	5.01
Return Before Taxes: Class I	29.30	16.41	6.33
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	33.48	20.39	7.83
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)(1)	32.39	17.94	7.41

*            Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

(1)    The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Growth Leaders Fund

The Growth Leaders Fund began operations on March 17, 2006.  Performance for the Fund prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Focus Fund, which was offered without a sales charge.  Performance of Class A shares reflects the current maximum sales charge.  Performance of the Class A shares from their inception on March 17, 2006 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to March 17, 2006 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%.  If it had, those returns would be higher.  Performance of Class C shares prior to March 17, 2006 (the inception date for the Class C shares) has been adjusted for the higher estimated expenses of those shares.  Performance of the Class I shares from March 17, 2006 to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A shares, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1999 (the inception of the Fund’s predecessor)

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 12.70% (quarter ended March 31, 2012) and the lowest return for a quarter was -19.38% (quarter ended September 30, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes: Class A	21.63	12.35	5.63
Return After Taxes on Distributions: Class A	13.15	10.60	4.76
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	16.90	9.66	4.43
Return Before Taxes: Class C	24.23	11.70	4.55
Return Before Taxes: Class I	28.06	13.68	5.94
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	33.48	20.39	7.83
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)(1)	32.39	17.94	7.41

*            Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

(1)    The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Common Stock Fund

Performance of the Class A shares of the Common Stock Fund prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%.  If it had, those returns would be higher.  Performance of the Class I shares prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1934

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 17.55% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.75% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes: Class A	24.08	16.30	7.42
Return After Taxes on Distributions: Class A	22.93	15.79	6.71
Return After Taxes on Distributions and Sale of Fund Shares: Class A	14.51	13.24	6.01
Return Before Taxes: Class C	28.54	16.47	6.98
Return Before Taxes: Class I	31.04	17.91	8.24
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.41
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)(1)	33.11	18.59	7.78

(1)         Effective March 30, 2014, the Fund discontinued the use of a secondary benchmark index (the Russell 1000 Index) for performance comparison purposes because Fund management believes that the Standard & Poor’s 500 Index is an appropriate broad-based securities market index and that no secondary market index is needed.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

The accounting survivor of each Reorganization will be the Common Stock Fund.  As such, the Combined Fund will continue the performance history of the Common Stock Fund after the closing of the Reorganization.

Descriptions of Benchmark Indices Used by the Funds

All indices are unmanaged and index performance does not reflect and fees, expenses or taxes.  An investment cannot be made directly in the index

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

Management of the Funds

Sentinel is the investment adviser to each of the Funds and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Sentinel provides general supervision of the Funds’ investments as well as certain administrative and related services.  Sentinel is an indirect wholly owned subsidiary of National Life Holding Company.  Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Corporation, on behalf of each Fund, has entered into an advisory agreement with Sentinel.  Each of the Capital Growth, Growth Leaders and Common Stock Funds is subject to the same advisory fee schedule.  Under the advisory agreement, each Fund pays Sentinel a fee at the annual rate calculated as set forth below as compensation for advisory services.

Advisory Fee Rate	Average Daily Net Assets
0.70%	First $500 million
0.65%	Next $300 million
0.60%	Next $200 million
0.50%	Next $1 billion
0.40%	In excess of $2 billion

For the fiscal year ended November 30, 2013, the Capital Growth Fund paid advisory fees to Sentinel at the rate of 0.70% of average net assets, the Growth Leaders Fund paid advisory fees to Sentinel at the rate of 0.70% of average net assets, and the Common Stock Fund paid advisory fees to Sentinel at the rate of 0.56% of average net assets.

The fee schedule of the Common Stock Fund will apply to the Combined Fund following the Reorganization.

A discussion regarding the basis for the Board’s approval of the advisory agreements is available in the Funds’ most recent Annual Report to shareholders for the year ended November 30, 2013, which has previously been provided to shareholders, and is available to shareholders by calling (800) 282-3863.

Portfolio Managers

Jason Wulff is the manager of both the Capital Growth and Growth Leaders Funds.  Mr. Wulff has been employed by Sentinel since 2007.  He has been a portfolio manager on the Capital Growth Fund since September 30, 2013, and a portfolio manager on the Growth Leaders Fund since March 30, 2013.  He holds the Chartered Financial Analyst designation.

Daniel Manion and Hilary Roper are the managers of the Common Stock Fund.  Mr. Manion has been employed by Sentinel since 1993 and is Sentinel’s Director of Equity Research.  He has been a portfolio manager on the Fund since 1994.  Ms. Roper has been employed by Sentinel since 1998 and has been a portfolio manager on the Fund since 2010.  Both Mr. Manion and Ms. Roper hold the Chartered Financial Analyst designation.  They are expected to continue to be the portfolio managers of the Combined Fund following the Reorganizations.

Messrs. Manion and Wulff, and Ms. Roper, along with Helena Ocampo, a Sentinel portfolio manager, form Sentinel’s large cap investment team.  Mr. Manion and Ms. Roper serve as analysts on the Growth Funds, and Mr. Wulff serves as an analyst on the Common Stock Fund.  Ms. Ocampo serves as an analyst on all three Funds.  Each of them plays a significant role in managing all three Funds.

The Funds’ Statement of Additional Information provides additional information about the compensation of these individuals, other accounts they manage and their ownership of Fund shares.

Other Service Providers

The Funds use the same service providers.  Shares of each Fund are distributed by Sentinel Financial Services Company (“SFSC”).  Information about Sentinel Financial Services Company can be found in the Funds’ Statement of Additional Information under “Principal Underwriter”.  Sentinel Administrative Services, Inc.  (“SASI”) is each Fund’s transfer agent.  Information about the Funds’ transfer agent can be found in the Funds’ Statement of Additional Information under “Fund Services Arrangements”.  The transfer agent has engaged Boston Financial Data Services as the Funds’ sub-transfer agent to provide various services.  The Funds pay fees to the transfer agent and also reimburse the transfer agent for out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, that are paid by the transfer agent on the Funds’ behalf.

Combined Fund.  Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distribution and Shareholder Servicing Arrangements

The Corporation and SFSC are parties to a distribution agreement under which SFSC acts as principal underwriter for the Corporation’s shares.  The distribution and service fees, and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Class A and Class C shares of the Growth Funds and the Common Stock Funds are identical.  None of the Fund’s Class I shares are subject to any distribution or service fees or sales charges (including CDSCs).  The Combined Fund will have the same distribution and service fees, and sales charges.

None of the Growth Funds nor the Common Stock Fund impose a redemption fee.  Shares of the Combined Fund will not be subject to a redemption fee.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The following describes the purchase, redemption, and exchange policies and procedures of the Funds.  These policies and procedures are the same for all Funds, and will apply to the Combined Fund.

For each Fund, the minimum initial investment for Class A and Class C shares is $1,000.  The minimum subsequent investment and the automatic investment plan minimum is $50.  For all Funds, Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Purchasing Shares.  You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New

York Stock Exchange (“NYSE”) on each day it is open for business, which is usually 4:00 p.m.  Eastern Time.

By Check.  To purchase shares by check, make your check payable to the “Sentinel Capital Growth Fund”, the “Sentinel Growth Leaders Fund” or the “Sentinel Common Stock Fund,” as applicable, or “Sentinel Funds” and mail it to:

Express Mail:
Sentinel Administrative Services, Inc.	Sentinel Administrative Services, Inc. c/o Boston
P.O. Box 55929	Financial Data Services
Boston, MA 02205-5929	30 Dan Road
Canton, MA 02021-2809

To make your initial purchase by check, please also fill out an application and return the application with your check.  All checks must be drawn in U.S. dollars on a U.S. bank.  The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries or U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Your purchase will be effected on the date that your check is received by Boston Financial Data Services at one of the addresses listed above, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation).  We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire.  You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business.  To make your initial purchase by wire, call our toll-free number and obtain an account number.  You must first complete an application and return it to Sentinel Administrative Services, Inc.  Your bank may charge you a fee to wire funds.  Payments made by wire and received by Sentinel Administrative Services, Inc.  on any business day are available to the Fund on the next business day.

Online.  If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds’ website at www.sentinelinvestments.com.  Purchases completed via Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan.  This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone.  This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.” Purchases completed via ACH will receive the trade date the funds are received from your bank.

By Government Direct Deposit.  You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account.  You may deposit as much of the payments as you elect.  To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan.  You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this.  You may have part or all of your paycheck transferred to your existing Sentinel account each pay period.  To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Redeeming Shares.  You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m.  Eastern Time.

By Mail.  If your shares are held directly with a Fund, you may sell your shares by providing Sentinel Administrative Services, Inc.  with the appropriate instructions by mail.  Your instructions must be signed by the registered owner(s) exactly as the shares are registered.  If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone.  You may redeem up to $250,000 from your account each business day, by providing instructions to do so over the telephone by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND (3863).  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.  You may request a redemption on the Funds’ automated voice response system.  This is also limited to a maximum of $250,000 each business day.

None of the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc.  is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine.  These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.  You may indicate on your purchase application that you do not wish to have telephone transaction privileges

By Facsimile.  Sentinel Administrative Services, Inc.  will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc.  may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online.  You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com.  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.

None of the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc.  is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine.  These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Systematic Withdrawal.  You may arrange to receive automatic regular withdrawals from your account.  Withdrawal payments generally should not be considered dividends.  Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss.  You must reinvest dividends and capital gains distributions to use systematic withdrawals.  No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.  Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th or 25th day of each month.  If such date is not a business day, the withdrawal will occur on the immediately preceding business day.  Payments made by direct deposit are available any day.

Redemptions in Kind.  Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Exchanging Shares.  You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc.  You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals.  New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund.  We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares.  Class A shares of one Fund may be exchanged for Class A shares of another Sentinel Fund, if offered, at net asset value.  The normal minimum account sizes apply to new accounts opened by exchange.  In addition, Class A shares of a Fund may be exchanged for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares.  No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Combined Prospectus/Joint Proxy Statement.

Class C Shares.  Class C shares of one Fund may be exchanged for Class C shares of another Sentinel Fund, if offered through exchange, at net asset value.  Class C shares may also be exchanged for Class A shares of the Sentinel Low Duration Bond Fund, a separate series of the Corporation.  The time during which the assets are in Class A shares of the Low Duration Bond Fund will count toward the time that results in a reduced CDSC.  Class A shares of the Sentinel Low Duration Bond Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Excessive Trading Policy.  Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders.  Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests.  The Funds will not accommodate excessive trading in any Fund, and have adopted a policy to deter such trading.  The policy has been reviewed and approved by the Board of Directors of the Funds.  Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders.  However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund.  In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund.  The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected.  In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds’ excessive trading policy.  Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

The Funds will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling 12 month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

Excessive trading fees may not apply to certain redemption transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees.  Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.  The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing.

Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds’ Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, excessive trading fees do not apply to:

•                  any single redemption of $5,000 or less, fees of $100 or less, or other amount considered by the Funds’ Chief Compliance Officer to be de minimis in light of the size of the account;

•                  accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•                  periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with record keepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•                  retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•                  rollovers of current investments in the Fund through qualified employee benefit plans; and

•                  transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing of Fund Shares.  Net asset value for each class of shares of a Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m.  Eastern Time, each day that the NYSE is open.  The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

The Funds apply the same valuation policies when pricing their portfolio securities.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m.  Eastern Time, each day that the NYSE is open.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service.  The mean between the bid and asked prices is generally used for valuation purposes.  Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value.  The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.  The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.  Investments in mutual funds are valued at the net asset value per share on the day of valuation.  Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange.  Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors.  The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel and subject to the Board’s review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board.  Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”).  Sentinel Administrative Services, Inc., the Funds’ administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process.  Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and Sentinel Administrative Services, Inc.  perform a series of activities to provide reasonable comfort over the accuracy of prices including: (1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, (2) daily monitoring of significant events that may impact markets and valuations, (3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and (4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: (1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and (2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one).  Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date.  These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Distributions

The Growth Funds distribute net investment income, if any, and net realized capital gains, if any, annually.  The Common Stock Fund distributes net investment income, if any, quarterly, and net realized capital gains, if any, annually.  The Combined Fund will follow the distribution schedule of the Common Stock Fund.

FINANCIAL HIGHLIGHTS.

The fiscal year end of the Funds is November 30.  The financial highlights of the Common Stock Fund are included with this Combined Prospectus/Joint Proxy Statement at Appendix A and information for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.

The financial highlights of the Growth Funds are contained in the Annual Report to shareholders of Sentinel Group Funds, Inc.  relating to each of the Growth Funds for the fiscal year ended November 30, 2013, and have been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.  That Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604, and, with respect to both the Capital Growth and Growth Leaders Funds, is incorporated by reference into this Combined Prospectus/Joint Proxy Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization (the “Plan”) found in Exhibit C.

If a Growth Fund’s shareholders approve the Plan, the Reorganization with respect to that Growth Fund will take place after various conditions are satisfied by Sentinel Group Funds, Inc.  (the “Corporation”) on behalf of that Growth Fund and the Common Stock Fund, including the preparation of certain documents.  The Corporation will mutually determine a specific date for the Reorganization to take place.  This is called the “Closing Date.”  If shareholders of one Growth Fund do not approve the Plan, the Reorganization with respect to that Fund will not take place and the Corporation’s Board of Directors will consider alternative courses of actions.  Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization.  In addition, completion of one Reorganization is not contingent upon, and will not affect, completion of the other Reorganization.

If a Growth Fund’s shareholders approve the Plan, the Corporation, on behalf of that Growth Fund, will deliver to the Common Stock Fund substantially all of that Growth Fund’s assets and the Common Stock Fund will assume substantially all of the liabilities of that Growth Fund on the Closing Date.  The Common Stock Fund will issue to the Corporation, for the benefit of the relevant Growth Fund, shares of the Common Stock Fund of a value equal to the dollar value of the net assets delivered to the Common Stock Fund as of the Closing Date.  The Growth Fund will then distribute to its shareholders of record as of the close of business on the Closing Date, Common Stock Fund shares in equivalent value and of equivalent class as such shareholder holds in the Growth Fund in liquidation and redemption of all outstanding Growth Fund shares  The Growth Fund will be subsequently be terminated as a series of the Corporation and the Common Stock Fund will be the surviving fund.

The distribution of the Common Stock Fund shares to the Growth Fund shareholders will be accomplished by opening new accounts on the books of the Common Stock Fund in the names of the Growth Fund shareholders and transferring to those shareholder accounts the shares of Common Stock Fund.  Such newly-opened accounts on the books of the Common Stock Fund will represent the respective pro rata number of Class A, Class C and Class I shares of the Common Stock Fund that the Growth Fund is to receive under the terms of the Plan.  See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Growth Fund shareholder will own Class A, Class C or Class I shares of the Common Stock Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Growth Fund that they owned immediately prior to the Reorganization.

Requests to transfer or redeem assets allocated to the relevant Growth Fund may be submitted at any time before the close of the NYSE on the Closing Date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Corporation, on behalf of each Fund, may amend the Plan without shareholder approval.  The Corporation may also agree, on behalf of each Fund, to terminate and abandon one or both of the Reorganizations at any time before or, to the extent permitted by law, after approval by shareholders of one or both Growth Funds.

No sales charge or fee of any kind will be assessed to the Growth Fund shareholders in connection with their receipt of shares of the Common Stock Fund in the Reorganization.

Terms of the Reorganizations

Pursuant to the Plan, on the Closing Date, each Growth Fund will transfer to the Common Stock Fund all of its assets, except for cash in an amount necessary to pay accrued but unpaid liabilities of the Growth Fund, in exchange solely for shares of the Common Stock Fund.  The net asset value of the Class A, Class C and Class I shares issued by the Common Stock Fund will be equal to the value of the assets of the Growth Fund transferred to the Common Stock Fund as of the Closing Date, as determined in accordance with the Common Stock Fund’s valuation procedures, net of the assumption by the Common Stock Fund of certain liabilities of the Growth Fund.  In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, each Growth Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income, if any, as of such date.

Each Growth Fund expects to distribute the shares of the Common Stock Fund it receives in the Reorganization to its shareholders promptly after the Closing Date in a liquidating redemption.  Thereafter, the Growth Fund will be terminated as a series of the Corporation.

The Plan contains customary representations, warranties, and conditions.  The Plan provides that, unless waived in accordance with the Plan, the consummation of the Reorganization is conditioned upon, among other things: (i) receipt by the Corporation of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to each Fund and the shareholders of the Common Stock Fund; and (ii) an opinion from counsel that the shares of the Corporation representing the Common Stock Fund to be issued in connection with the Reorganization are duly authorized and validly issued, fully paid, and nonassessable.  Completion of one Growth Fund Reorganization is not contingent upon, and will not affect, completion of the other Growth Fund Reorganization.  If both Reorganizations are approved by the shareholders of the relevant Growth Funds, it is anticipated they will be effected at the same time.  The Plan may be terminated with respect to a Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Closing Date, the Board or an authorized officer of the Corporation determines the Reorganization is inadvisable.  The Plan may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganizations

The factors considered by the Board with regard to each Reorganization include, but are not limited to, the following:

•                  The review of the investment objectives, restrictions, policies and strategies of the Growth Funds and the Common Stock Fund.  See “Comparison of the Funds—Investment Objectives and Principal Investment Strategies.”

After the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies as the Growth Fund.

•                  The expectation that the shares of the Common Stock Fund to be received by the Growth Fund shareholders in the Reorganization will be subject to a lower effective management fees as a percentage of average daily net assets and generally lower gross annual operating expense ratios than the gross annual operating expense ratios of the Growth Fund shares held by the Growth Fund shareholders prior to the Reorganization.

•                  The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund permits the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base.

•                  The Growth Fund shareholders will pay no sales charges in connection with the Reorganization.  Shareholders of the Growth Fund will receive shares of the Common Stock Fund similar to the shares of the Growth Fund they currently hold.  The sales charges, service fees and distribution fees for each class of the Growth Fund shares are identical to the sales charges, service fees and distribution fees that would be experienced by the shareholders of the Combined Fund.

•                  The Funds are managed by Sentinel Asset Management, Inc., and more specifically by the same portfolio management team.

•                  The prospects for growth of the Combined Fund are greater than the prospects for growth of the Growth Fund as a separate Fund.

•                  There is expected to be no gain or loss recognized by the Growth Fund shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Plan provides for a tax-free transfer of substantially all of the assets and liabilities of the Growth Fund in exchange for shares of the Common Stock Fund.  Shareholders will receive Class A, Class C and Class I shares of the Common Stock Fund equivalent to the aggregate net asset value of their Class A, Class C and Class I shares, respectively, of the Growth Fund, and are expected to pay no U.S. federal income tax on the transaction.  In addition, prior to the Reorganization, the Growth Fund will distribute to its shareholders all investment company taxable income, net tax- exempt income and net realized capital gains not previously distributed to shareholders, if any, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

The Board considered that the Growth Fund’s assets are relatively few and that the prospects for growth of the Fund are small.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Growth Fund and that the interests of the shareholders of the Growth Fund will not be diluted with respect to net asset value as a result of the Reorganization.  The approval determinations were made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, though individual directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material Federal Income Tax Consequences of the Reorganizations

Each combination of a Growth Fund with the Common Stock Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Code.  If the Reorganization so qualifies, neither the Growth Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the aggregate tax basis of the Common Stock Fund’s shares received by shareholders of the Growth Fund will be the same as the aggregate basis of the Growth Fund’s shares for which they are exchanged; and the holding period of the Common Stock Fund’s shares received by each shareholder of the Growth Fund will include the holding period of the Growth Fund shares for which they are exchanged, provided that such shares were held as capital assets at the time of the Reorganization.

As a condition to the closing of the Reorganization, the Corporation will receive an opinion from tax counsel on the federal income tax consequences of the transaction, based on the existing provisions of the Code, current administrative rules and court decisions.  The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been or will be requested.  As a result of the Reorganization, the Common Stock Fund will succeed to the tax attributes of the Growth Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization.

In addition, prior to the Closing Date, the Growth Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Growth Fund’s shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date.  Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Growth Fund may result in taxable income to the Growth Fund’s shareholders.

It is anticipated that the Common Stock Fund following the Reorganizations will have proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Growth Funds; therefore, shareholders of the Growth Funds, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganizations had not occurred. The Capital Growth Fund’s unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value at May 31, 2014 was 17.07% and the Growth Leader Fund’s unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value at May 31, 2014 was 11.90%, compared to the Common Stock Fund’s unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value at May 31, 2014 of 41.56%.  On a combined basis, as of May 31, 2014, the unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value would have been 41.56% for the Common Stock Fund and the Capital Growth Fund combined, 41.26% for the Common Stock Fund and the Growth Leaders Fund combined, and 40.25% for all three Funds combined.

The Reorganization will not require the Growth Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Common Stock Fund, nor will the Reorganization require the Common Stock Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with its investment policies.  Assets of the Growth Fund will not be sold if, in the judgment of management or tax counsel, such sales would affect the classification of the Reorganization as tax-free for federal income tax purposes.

Shareholders of the Growth Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Also, because the above discussion relates only to federal income tax consequences of the Reorganization, those shareholders should also consult their tax advisors about foreign, state and local tax consequences, if any, of the Reorganization.]

Expenses of the Reorganizations

The expenses associated with the Reorganizations will be shared among Sentinel and the Growth Funds.  Sentinel will pay for one half of the expenses associated with the Reorganizations, and the Growth Funds will pay, pro rata in proportion to their assets at the Closing Date, for one half of the expenses.  Expenses include costs associated with printing and mailing this Combined Prospectus/Joint Proxy Statement, costs of any additional solicitation efforts, operational and systems programming costs and legal and accounting costs.  The total costs of the Reorganizations, assuming shareholders of both Growth Funds approve the Reorganization with respect to their Fund, are currently estimated to be approximately $80,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Common Stock Fund will establish a position for each Growth Fund shareholder on the books of the Common Stock Fund containing the appropriate number of shares of the Common Stock Fund to be received in the Reorganization.  No certificates for shares of the Common Stock Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to the Growth Funds and the Common Stock Fund.

BOARD RECOMMENDATION

The Board unanimously recommends that shareholders of the Capital Growth Fund vote “FOR” the Reorganization of the Capital Growth Fund with and into the Sentinel Common Stock Fund and that shareholders of the Growth Leaders Fund vote “FOR” the Reorganization of the Growth Leaders Fund with and into the Sentinel Common Stock Fund.

VOTING MATTERS

General Information

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board in connection with the Meetings. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include e-mail, telephone, facsimile, Internet, or oral communications by certain employees of SAM or an affiliate, who will not be paid for these services and/or by Boston Financial Data Services, a professional proxy solicitor, for an estimated fee of $[  ] [plus per vote charges]. Brokers and other nominees may be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of a Growth Fund.

Voting Rights and Required Vote

Shareholders of each Growth Fund on the record date are entitled to one vote for each dollar of net asset value that they hold in the Growth Fund, with fractional dollar amounts entitled to a proportional fractional vote.  All Classes of a Growth Fund will vote together as one class on the Reorganization of that Growth Fund.  Shareholders entitled to cast one-third of all votes entitled to be cast at the Meeting of a Growth Fund, present in person or by proxy, constitutes a quorum for that Growth Fund Meeting. Approval by a Growth Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Growth Fund means the vote, at the annual or a special meeting of the security holders of such Growth Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Growth Fund are present in person or by proxy; or (B) of more than 50% of the outstanding voting securities of such Growth Fund, whichever is less.

The Reorganization of each Growth Fund is not conditioned on the Reorganization of the other Growth Fund; therefore the failure of a Growth Fund’s shareholders to vote to approve its Reorganization will not preclude consummation of the other Growth Fund’s Reorganization.  If a Growth Fund’s shareholders do not vote to approve the Reorganization, the Board of Directors of the Corporation may consider other possible courses of action for that Growth Fund, including liquidation.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or if no instructions are provided, the shares will be voted “FOR” the approval of the applicable Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before either Meeting. Any other matters properly brought before the Meeting will be voted in the discretion of the persons named as proxies.

For the purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker non-votes (i.e., when are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes, if any, will have the effect of a vote against the Reorganization.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a later dated proxy or by attending the Meeting and voting in person.

If sufficient votes in favor of the Reorganization set forth in the Notice of Meeting are not received by the time scheduled for the applicable Meeting, the chairman of the Meeting, or, if submitted to shareholders, the shareholders by the affirmative vote of a majority of votes cast at such Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting without further notice to a date not more than 120 days after the Record Date (as defined below) for the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned Meeting at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meeting. Therefore, whether you instruct a vote for or against the Reorganization or instruct the proxy to abstain from voting on the Reorganization, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting.

Record Date and Outstanding Shares

Only shareholders of record of a Growth Fund at the close of business on [  ], 2014 (the “Record Date”) are entitled to notice of and to vote at the relevant Meeting and at any postponement or adjournment thereof.  Shareholders of each Growth Fund on the record date are entitled to one vote for each dollar of net asset value that they hold in the Growth Fund, with fractional dollar amounts entitled to a proportional fractional vote. At the close of business on the Record Date, the Growth Funds had the following number of shares outstanding and entitled to vote at the Meeting:

Sentinel Capital Growth Fund

Share Class	Number of Shares Outstanding and Entitled to Vote
Class A
Class C
Class I
Total

Sentinel Growth Leaders Fund

Share Class	Number of Shares Outstanding and Entitled to Vote
Class A
Class C
Class I
Total

OTHER INFORMATION

Additional Information about the Common Stock Fund

Investment Strategies of the Common Stock Fund

The Fund normally invests at least 80% of its net assets in common stocks.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which historically have paid regular dividends.  When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities.  Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel’s philosophy with respect to the Fund is based on a long-term view and emphasizes diversification, high quality and valuation discipline.  Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.  The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Share Classes

The Common Stock Fund offers Class A, Class C and Class I shares.  Class A shares have the advantage of lower ongoing distribution expenses.  The disadvantage of the Class A shares is that you pay an initial sales charge.  If, in your circumstances, the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.  Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year.  However, you pay higher ongoing distribution fees for the entire period of your investment.  This class may be appropriate for you if the benefits of avoiding an initial sales charge outweigh the continuing higher distribution fees.  Over long periods, however, the other share classes may outperform Class C shares.  Class I shares have the advantages of no sales charges and no distribution fees.  They typically have an expense ratio that is lower than the Fund’s other classes of shares.  In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares.  Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

There is no size limit on purchases of Class A shares.  The maximum purchase of Class C shares accepted is $999,999.  Investment minimums apply to the purchase of Class I shares, with certain exceptions.  Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares.  SFSC and/or an affiliate make payments from their own resources to intermediaries related to marketing the Fund and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families.

Purchase of Fund Shares — Class A Shares.

Class A shares are generally subject to a front-end sales charge. You may qualify for a reduced front-end sales charge based on the size of your purchase. For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order. The table below shows the front-end sales charges that you may pay if you purchase Class A shares:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0 (1)

(1)         SFSC may pay the following compensation to securities dealers who initiate purchases of Class A shares of $1 million or more.  However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of 1% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	1.00%
for the portion of the order exceeding $2 million up to and including $4 million	0.70%
for the portion exceeding $4 million	0.50%

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above.  No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

For complete redemptions of an account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed.  For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value.  If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due.  If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds.  SFSC receives the entire amount of any CDSC paid.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below.  To take advantage of any reduced or eliminated sales charge, you must advise SASI, the Fund’s transfer agent, SFSC or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation.  Quantity discounts for the Class A shares of the Common Stock Fund begin with investments of $25,000.  You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse, your civil union partner, or your minor children, or a fiduciary for these persons.  These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., through an account maintained by SASI will also be considered when determining whether you may qualify for a quantity discount.  Shares held under the tax identification number of anyone other than you, your spouse, your civil union partner or minor children, however, do not qualify for quantity discounts.  Contact SASI for help in combining accounts for purposes of obtaining quantity discounts on purchases.  To receive a reduced sales charge, you should inform SASI, SFSC or your financial intermediary of any other shares owned by you, your spouse and/or your minor children each time you purchase shares.  Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children, to show that you qualify for a reduced sales charge.  You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, SASI and/or your financial adviser or other financial intermediary may not be able to maintain this information.  A financial intermediary’s approval and cooperation is necessary with respect to accounts controlled by the financial intermediary.

Letter of Intent.  You may use a letter of intent (LOI) to obtain a reduced sales charge for Class A shares of the Fund if you plan to make an investment in the Sentinel Funds that include Class A shares and the total amount of such investments is anticipated to be $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans).  Any shares purchased within 90 days prior to the date you establish the LOI are credited toward fulfillment of your purchase commitment under the LOI.  However, sales charges will not be reduced for purchases made prior to the date the LOI is established; the reduced sales charge will only apply to new purchases made on or after the establishment date of the LOI.  The 13 month period (30 months for corporate qualified plans) begins on the date the LOI is established.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by SASI will also be considered when determining whether you may qualify for a quantity discount.  You may count purchases to be made by you, your spouse, your civil union partner and your minor children.  The letter of intent is not a binding commitment by you to complete the intended purchases.  All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase.  Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent.  We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases.  If, by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you.  The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid.  You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares.  The redemption of shares for this purpose will be a taxable event to you.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program.  Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Funds for which SASI is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases.  Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases.  You may purchase Class A shares of the Fund at net asset value if you are included in the following list and provide notice of such eligibility prior to or at the time of purchase:

•                  current and former Directors of the Funds and predecessors to the Funds;

•                  current and retired employees and Directors of Sentinel and its affiliates;

•                  National Life Insurance Company employee benefit plans;

•                  employees of NTT Data and DST Systems, Inc.  and affiliates, who currently provide services to Sentinel, Sentinel Administrative Services, Inc.  and/or Sentinel Financial Services Company;

•                  registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

•                  members of the immediate families (spouse, civil union partner, children, parent or a fiduciary for these persons) of, or survivors of, all of the above mentioned individuals;

•                  tax exempt entities that meet the requirements for qualification under section 501 of the Code who have determined that a Fund is a legally permissible investment where the dealer of record on the account is Sentinel Financial Services Company;

•                  former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable; or

•                  former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.

Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Funds or your financial intermediary that you may be eligible to purchase Class A shares of the Funds at net asset value may result in your not receiving the net asset value purchase privilege.  The net asset value purchase privileges described below may not be available through accounts held with financial intermediaries and may be available only when you purchase direct from the Funds.  Once an account is established under this net asset value purchase privilege, additional investments can be made at net asset value for the life of the account.

Other Waivers of Front-end Loads.  We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•                  investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisers who place trades for their own accounts;

•                  clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

•                  qualified retirement, profit-sharing or deferred compensation plans that are maintained on platforms sponsored by financial intermediaries, provided these financial intermediaries have entered into a Class A net asset value purchase agreement with Sentinel Administrative Services, Inc.  or Sentinel Financial Services Company with respect to such plans (Sentinel Financial Services Company may pay financial intermediaries compensation up to 1% for sales of the Funds’ shares under this waiver, and a CDSC up to 1% subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within 12 months of purchase; see “Share Classes- Class A Shares” above for the compensation/ CDSC schedule applicable to each Fund);

•                  transfers of assets, rollovers from retirement plans, or required minimum distributions (“Transferred Assets”) to an IRA sponsored by Sentinel Group Funds, Inc.  and held directly with the Fund (“Sentinel Fund IRA”), but only to the extent the Transferred Assets were invested in a Sentinel Fund at the time of distribution (you must notify Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Sentinel Funds or your financial intermediary of your eligibility to purchase at net asset value at the time of purchase).  Any portion of Transferred Assets that were not attributable to Sentinel Fund investments, as well as future contributions to the Sentinel Fund IRA, will be subject to the terms and conditions generally applicable to purchases of Class A shares (including the applicability of sales charges) as described in this Prospectus and the Funds’ Statement of Additional Information; and

•                  investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by Sentinel Administrative Services, Inc.  pursuant to certain reinvestment privileges.

Reinstatement.  If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plan

The Class A shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders.  The Class A shares of the Fund will pay to SFSC a monthly fee of up to a maximum annual rate of 0.25% of average daily net assets of the Fund.  Such fee reimburses SFSC for expenses actually incurred in marketing the Fund.  SFSC may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with SFSC to sell shares of the Fund.  No fee is paid by SFSC to intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Purchase of Fund Shares — Class C

For purchases of Class C shares, you pay the current net asset value.  There is no initial sales charge.  Class C shares are subject to higher distribution fees than Class A shares.  Class C shares never convert to Class A shares, thus investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

Contingent Deferred Sales Charge.  You will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed if you redeem Class C shares in the first year after purchase, unless a waiver applies.  In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived.  If you redeem part of your shares, you may choose whether any CDSC due should be deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.  If no choice is made, we will increase the redemption amount by the amount of any CDSC due.  However, if a full account liquidation is chosen, the CDSC amount will be deducted from the redemption proceeds.  SFSC receives the entire amount of any CDSC paid.

Distribution Plan

The Class C shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares, and services provided to shareholders.  The Fund pays a fee to SFSC at a maximum annual rate of up to a total of 1.00% of average daily net assets.  Such fee reimburses SFSC for expenses actually incurred in marketing the Fund.  In the first year after the purchase SFSC keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary.  In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Payments to Intermediaries.  For all sales of Class C shares, SFSC intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

Purchase of Fund Shares — Class I

There is no initial sales charge or CDSC on Class I shares.  Class I shares are available for purchase only by the following:

•                  institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                  institutional investors who invest through an intermediary that has a special agreement with SFSC to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                  investment advisory and retirement plan platforms, if such plan’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform’s investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform’s investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•                  qualified tuition programs established under Section 529 of the Code;

•                  registered investment companies;

•                  Synovus Trust Company for trust accounts established on behalf of its clients;

•                  retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

•                  accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

•                  accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

Investment minimums apply to accounts held on the Fund’s records.  Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts.  In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Capitalization

The following table sets forth, as of November 30, 2013: (a) the unaudited capitalization of each Fund; (b) the unaudited pro forma combined capitalization of the Common Stock Fund assuming only the Capital Growth Fund Reorganization has taken place; (c) the unaudited pro forma combined capitalization of the Common Stock Fund assuming only the Growth Fund Reorganization has taken place; and (d) the unaudited pro forma combined capitalization of the Common Stock Fund assuming both Reorganizations have taken place.  The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.  No assurance can be given as to how many shares of the Common Stock Fund will be received by the Growth Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by the Growth Fund shareholders.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Capital Growth
Class A	$107,226,274	5,291,675	$20.26
Class C	3,202,306	177,878	18.00
Class I	3,797,370	188,628	20.13

Growth Leaders
Class A	21,730,689	1,420,458	15.30
Class C	1,215,921	90,487	13.44
Class I	5,727,287	382,611	14.97

Common Stock
Class A	1,454,446,232	33,580,435	43.31
Class C	78,259,263	1,871,361	41.82
Class I	941,223,153	21,732,260	43.31

Pro Forma – Capital Growth and Common Stock Funds(1)
Class A	1,561,672,506	36,056,089	43.31
Class C	81,461,569	1,947,936	41.82
Class I	945,020,523	21,819,939	43.31

Pro Forma – Growth Leaders and Common Stock Funds(2)
Class A	1,476,176,921	34,082,156	43.31
Class C	79,475,184	1,900,436	41.82
Class I	946,950,440	21,864,500	43.31

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Pro Forma – Combined Fund (Capital Growth, Growth Leaders and Common Stock Funds)(3)
Class A	$1,583,403,195	36,557,810	$43.31
Class C	82,677,490	1,977,011	41.82
Class I	950,747,810	21,952,179	43.31

(1)Assuming the Reorganization had taken place on November 30, 2013 and the Common Stock Fund issued 2,475,654 Class A shares, 76,575 Class C shares and 87,679 Class I shares to the Capital Growth Fund.

(2)Assuming the Reorganization had taken place November 30, 2013 and the Common Stock Fund issued 501,721 Class A shares, 29,075 Class C shares and 132,240 Class I shares to the Growth Leaders Fund.

(3)Assuming the Reorganization had taken place on November 30, 2013 and the Common Stock Fund issued 2,475,654 Class A shares, 76,575 Class C shares and 87,679 Class I shares to the Capital Growth Fund 501,721 Class A shares, 29,075 Class C shares and 132,240 Class I shares to the Growth Leaders Fund.

Shareholder Information

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. Accordingly, a controlling person’s vote could have more significant effect on matters presented to shareholders of the Fund for approval, including the vote to approve the Plan, than the vote of other Fund shareholders.  [As of the Record Date, no shareholders may be deemed to “control” the Common Stock Fund.]

Capital Growth Fund

As of the Record Date, there were [            ] shares of the Capital Growth Fund outstanding.  As of [            ], the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of the Capital Growth Fund.  As of [            ], no person was known by the Capital Growth Fund to own beneficially or of record 5% or more of any class of shares of the respective Fund except as reflected in the table below.

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned

Growth Leaders Fund

As of the Record Date, there were [            ] shares of the Growth Leaders Fund outstanding.  As of the Record Date, the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of the Growth Leaders Fund.  As of the Record Date, no person was known by the Growth Leaders Fund to own beneficially or of record 5% or more of any class of shares of the respective Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned

Common Stock Fund

As of the Record Date, there were [            ] shares of the Common Stock Fund outstanding.  As of [            ], the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of the Common Stock Fund.  As of the Record Date, no person was known by the Common Stock Fund to own beneficially or of record 5% or more of any class of shares of the respective Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned

Shareholder Rights and Obligations

Each of the Capital Growth Fund, Growth Leaders Fund and Common Stock Fund is a series of the Corporation, a corporation organized under the laws of the state of Maryland.  Under the Corporation’s organizational documents, the Corporation is authorized to issue an aggregate of 2,940,000,000 shares of common stock, with a par value of $.01 per share, classified and designated as described below with respect to the Funds:

Class A	Number of Shares Allocated
Sentinel Capital Growth Fund	40,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel Common Stock Fund	75,000,000

Class C	Number of Shares Allocated
Sentinel Capital Growth Fund	40,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel Common Stock Fund	10,000,000

Class I	Number of Shares Allocated
Sentinel Capital Growth Fund	40,000,000
Sentinel Growth Leaders Fund	40,000,000
Sentinel Common Stock Fund	40,000,000

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.  Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services) and each class has exclusive voting rights with respect to matters relating to the service and/or distribution expenditures of such class.

There are no preemptive rights in connection with shares of the Growth Funds or the Common Stock Fund.  When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Common Stock Fund, issued in the connection with the Reorganization), all shares are fully paid and nonassessable.

Dividends, Capital Gains and Taxes

The Growth Funds distribute net investment income, if any, and net realized capital gains, if any, annually.  The Common Stock Fund distributes net investment income, if any, quarterly, and net realized capital gains, if any, annually.  Distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30 fiscal year-end.  You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Sentinel Fund.  Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund.  If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00.  If the distribution is $10.00 or less, the amount will automatically be reinvested.  If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank.  If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions.  This may occur if a distribution check remains uncashed and outstanding for six months or the post office is unable to deliver the check to you.  No interest will accrue on amounts represented by uncashed dividend or other distribution checks.  To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863).  If your mailing address is not within the U.S. or a U.S. military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund.  Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.  If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.  In addition, a Fund is generally required by law to provide you and the Internal Revenue Service with cost basis information on the redemption or exchange of any of your shares in the Fund acquired on or after January 1, 2012 (including shares that you acquire through the reinvestment of distributions).  Certain dividend income received by a Fund, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders.  However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.  However, for taxable years of a Fund beginning before January 1, 2014, certain distributions reported by a Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Recent legislation imposes a 30% withholding tax on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recent legislation imposes a 3.8% Medicare tax on the net investment income (which includes taxable dividends and gain recognized on a redemption or exchange of shares) of certain individuals, trusts and estates.

This section summarizes some of the consequences under current federal tax law of investment in the Funds.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders.  As a general matter, the Common Stock Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit nominations or other proposals for consideration at a meeting of shareholders of either Fund should send such nominations or other proposals to Sentinel Group Funds, Inc., Attn: Secretary, One National Life Drive, Montpelier, VT 05604, in accordance with either the SEC’s stockholder proposal rules (Rule 14a-8 of the Exchange Act) or the advance notice provisions of our Bylaws.  To be eligible under the SEC’s stockholder proposal rule, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before the Corporation begins to print and send its proxy materials.  Timely submission of a proposal does not necessarily mean that such proposal will be included. To submit nominations or other proposals pursuant to the Corporation’s Bylaws, shareholders must comply with the advance notification, timeliness, consent, information and other requirements of the Corporation’s Bylaws regarding nominations and other proposals.

EXHIBIT A:

COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES

This table will help you compare the principal investment objectives, strategies and policies of each Fund.

Capital Growth Fund	Growth Leaders Fund	Common Stock Fund

Principal Investment Objective	Principal Investment Objective	Principal Investment Objective

The Fund seeks long-term growth of capital and, secondarily, current income.	The Fund seeks long-term capital appreciation.	The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Investment Strategies	Investment Strategies	Investment Strategies

The Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have attractive business models, solid management and growth potential.

The Fund invests in common stocks of companies that it believes have attractive business models, solid management and growth potential. This Fund is non- diversified, which means that it may hold fewer securities than a diversified portfolio, and there is greater risk in that each holding has a greater impact on performance, either positively or negatively.

The Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non- fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.

Sentinel attempts to identify high quality companies that are expected to grow as a result of superior investments, strong capital stewardship and unique positioning in attractive business segments. When selecting investments, the focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to the market as a whole. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports

Sentinel attempts to identify high quality companies that are expected to grow as a result of superior investments, strong capital stewardship and unique positioning in attractive business segments. When selecting investments the focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and

The Fund invests mainly in a diverse group of common stocks of well- established companies, typically above $5 billion in market capitalization, many of which historically have paid regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.

Sentinel’s philosophy with respect to the Fund is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are

A-1

Capital Growth Fund	Growth Leaders Fund	Common Stock Fund

provided by Wall Street analysts, is used to identify attractively positioned companies with growth potential. Additionally, the Fund uses quantitative analysis of relative valuation, returns, growth and trends to assist in portfolio construction.

research reports provided by Wall Street analysts, used to identify attractively positioned companies with growth potential. Additionally, the Fund uses quantitative analysis of relative valuation, returns, growth and trends to assist in portfolio construction.

important.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	The Fund typically invests in 30-40 stocks from any economic sector, and at times it may emphasize one or more particular sectors.	Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may invest up to 25% of its net assets in a single industry.	The Fund may invest up to 25% of its net assets in a single industry.	The Fund may invest up to 25% of its net assets in a single industry.

While the Fund typically focuses on securities of U.S. companies, the Fund may invest without limitation in securities of foreign issuers.	While the Fund typically focuses on securities of domestic companies, the Fund may invest without limitation in securities of foreign issuers.	The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Same as Common Stock Fund	Same as Common Stock Fund	The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

Non-Fundamental Investment Policies	Non-Fundamental Investment Policies	Non-Fundamental Investment Policies

No comparable policy	No comparable policy

May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days’ prior written notice of such change

Same as Common Stock Fund	Same as Common Stock Fund

May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant; and

Same as Common Stock Fund	Same as Common Stock Fund	May not invest more than 25% of its net assets in repurchase agreements

A-2

EXHIBIT B:
FUNDAMENTAL INVESTMENT POLICIES

The Funds have the following fundamental investment policies:

Each Fund’s principal investment objective is a fundamental investment policy.  In addition, each Fund may not:

Borrow, except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

Purchase securities on margin;

Deal in real estate, except that the Funds may, to the extent permitted by applicable law and as disclosed in the Prospectus and Statement of Additional Information, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

Underwrite securities of other issuers except insofar as the Funds technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities;

Purchase from or sell to any officer, director or employee of the Company, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares;

Invest in oil, gas or other mineral exploration or development programs or leases;

Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the NYSE Amex;

Invest for the purposes of exercising control or management;

Make loans of cash to other persons; this limitation does not affect the ability of a Fund to enter into repurchase agreement or to acquire debt obligation, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments; or

Make short sales of securities.

The Capital Growth Fund also:

May not invest more than 25% of its assets in securities of companies within a single industry;

May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

May not invest in restricted securities;

May not invest more than 15% of net assets in illiquid securities; and

B-1

May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Growth Leaders Fund also:

May not invest more than 25% in securities of companies within a single industry;

May not invest in restricted securities; and

May not invest more than 15% of net assets in illiquid securities.

The Common Stock Fund also:

May not invest more than 25% in securities of companies within a single industry;

May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

May not invest in restricted securities;

May not invest in illiquid securities; and

May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

B-2

EXHIBIT C:
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of [                  ], 2014 (this “Plan”), and has been adopted by the Board of Directors (“Board”) of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), to provide for the Reorganization (as defined below) of each of the Sentinel Capital Growth Fund (the “Capital Growth Fund”) and the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”) into the Sentinel Common Stock Fund (the “Common Stock Fund”).  The Capital Growth Fund and the Growth Leaders Fund are sometimes referred to as the “Growth Funds”, each being a “Growth Fund”, and the Growth Funds and the Common Stock Fund are sometimes referred to collectively as the “Funds” and, individually, as a “Fund.”  The shares of each of the Growth Funds are designated into three classes: Class A, Class C and Class I.  In the Reorganization, Class A shares of the Common Stock Fund will be received, as described below, by the Class A shareholders of each Growth Fund.  Class C shares of the Common Stock Fund will be received, as described below, by the Class C shareholders of each Growth Fund.  Class I shares of the Common Stock Fund will be received, as described below, by the Class I shareholders of each Growth Fund.

PRELIMINARY STATEMENTS

A.  Each Fund is a series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

B.  Each reorganization (hereinafter referred to as a “Reorganization”) will consist of: (i) the acquisition by the Common Stock Fund of all of the property, assets and goodwill of the Growth Fund and the assumption by the Common Stock Fund of all of the liabilities of the Growth Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 each, of the Common Stock Fund (the “Common Stock Shares”); (ii) the distribution after the Closing Date (as defined in Paragraph 4) of Common Stock Shares to the shareholders of the Growth Fund; and (iii) the termination of the Growth Fund as soon as practicable after the Closing (as defined in Paragraph 4), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

C.  The Reorganization of one Growth Fund into the Common Stock Fund is not dependent upon the consummation of the Reorganization of the other Growth Fund into the Common Stock Fund.  For convenience, this Plan refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Growth Fund and the Common Stock Fund participating therein, as applicable.

D.  The Board has approved this Plan and determined that each Reorganization is advisable and in the best interests of the Corporation and each participating Fund and that the interests of the existing shareholders of each participating Fund would not be diluted as a result of the Reorganization.

E.  This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

PROVISIONS

1. PLAN OF REORGANIZATION.

(a) At the Closing (as that term is defined in Paragraph 4), the Growth Fund will assign, deliver and otherwise transfer substantially all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the Common Stock Fund.  The Common Stock Fund shall acquire these assets and shall assume these liabilities in exchange for the issuance to the Growth Fund of Common Stock Shares.  In the course of the Reorganization, the Growth Fund will distribute the Common Stock Shares to its shareholders.  The Common Stock Shares to be distributed to Growth Fund shareholders will be of the same class and have the same aggregate net asset value as such shareholders’ interest in the Growth Fund that are held as of the Closing Date (as that term is defined in Paragraph 4).  These transactions, with respect to each Growth Fund, are referred to as the “Reorganization.”  In this Plan, any references to the Common Stock Fund or the Growth Fund taking action shall mean and include all necessary actions of the Corporation on behalf of the Common Stock Fund or the Growth Fund, respectively, unless the context of this Plan or the 1940 Act requires otherwise.

(b) The assets and liabilities of each class of the Growth Fund shall be exclusively assigned to and assumed by the corresponding class of the Common Stock Fund.  All assigned debts, liabilities, obligations and duties of each class of the Growth Fund, to the extent that they exist at or after the Closing Date, shall after the Closing, attach to the corresponding class of the Common Stock Fund Shares and may be enforced against such class of the Common Stock Fund to the same extent as if the same had been incurred by the Common Stock Fund.  If the Growth Fund is unable to make delivery of any of its portfolio securities, pursuant to this Paragraph, to the Common Stock Fund because any of such securities purchased by the Growth Fund have not yet been delivered to it by the Growth Fund’s broker or brokers, then, in lieu of such delivery, the Growth Fund shall deliver to the Common Stock Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Common Stock Fund, including brokers’ confirmation slips.

(c) In determining contingent deferred sales charges applicable to Common Stock Fund Shares issued in the Reorganization, the Common Stock Fund shall give each holder thereof credit for the period during which such holder held the shares of the Growth Fund, in exchange for which such Common Stock Fund Shares were issued. In addition, front-end sales charges will not apply to shares of the Common Stock Fund issued to the Growth Fund shareholders in the Reorganization.

2.  TRANSFER OF ASSETS.  The assets of the Growth Fund to be acquired by the Common Stock Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Growth Fund, and other property owned by the Growth Fund as of the Closing Date, other than cash in an amount necessary to pay any accrued but unpaid liabilities of the Growth Fund and payments made pursuant to Paragraph 9(l).

3.  VALUATION OF ASSETS AND LIABILITIES.  With respect to the Growth Fund, the value of its assets and liabilities shall be the value of such assets and liabilities computed as of the time at which its net asset value is calculated at the close of business on the New York Stock Exchange, usually 4:00

p.m., Eastern Time, on the Closing Date (the “Valuation Time”).  In determining the value of the securities transferred by the Growth Fund to the Common Stock Fund, each security shall be priced in accordance with the pricing policies and procedures of the Common Stock Fund as described in its then-current Prospectus and Statement of Additional Information.

4.  CLOSING AND CLOSING DATE.  The exchange of the Growth Fund’s assets for the Common Stock Fund Shares and the consummation of other transactions contemplated hereby shall take place at the Closing (the “Closing”).  The date of the Closing (the “Closing Date”) shall be [               ], 2014, or such earlier or later date as agreed to in writing by the parties hereto.  The Closing shall take place at the principal office of the Corporation, or at such other place as the parties may agree.  All acts taking place at the Closing shall be deemed to take place as of 4:00 p.m. Eastern Time on the Closing Date, or at such other time and date as fixed by the Board or any duly authorized officer of the Corporation, unless otherwise provided herein.

5.  STATE FILINGS.  Prior to the Closing Date, (i) the Growth Fund shall make any filings with the State of Maryland that are required under the laws of the state of Maryland to be made prior to Closing, and (ii) the Common Stock Fund shall make any filings with the State of Maryland that are required under the laws of the state of Maryland.

6.  LIQUIDATION AND TERMINATION OF THE GROWTH FUND.  As promptly as practicable after the Closing Date, the Growth Fund shall distribute, in complete liquidation of the Growth Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date, all of the Common Stock Fund Shares received by the Growth Fund.  As promptly as practicable after the Closing Date and the consummation of the transactions described in Paragraph 1 of this Plan, the Corporation shall take such additional steps as are necessary to liquidate, redeem all outstanding shares of stock of the Growth Fund and terminate the Growth Fund as a series of the Corporation.

7.  TRANSFER TAXES.  Any transfer taxes payable upon the issuance of the Common Stock Fund Shares in a name other than the registered holder of the Growth Fund shares on the books of the Growth Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Common Stock Fund Shares are to be issued and transferred.

8.  TAX REPRESENTATION.  Each of the Growth Fund and the Common Stock Fund represents to the other that, for each of its taxable years (including, in the case of the Growth Fund, the period ending on the Closing Date) such Fund has met or expects to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has satisfied the distribution requirements imposed by the Code for each of its taxable years and has been eligible to and has computed its federal income tax under Section 852 of the Code.

9.  REPRESENTATIONS OF THE GROWTH FUND.  The Corporation, on behalf of the Growth Fund, represents and warrants, to the Common Stock Fund, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland.  The Growth Fund is a duly established, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Growth Fund.  The Corporation, on behalf of the Growth Fund, has all material federal, state and local authorizations necessary to own all of its properties and the assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Growth Fund.

(b)  The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Growth Fund.

(c)  The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Growth Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Growth Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Corporation with respect to the Growth Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The audited financial statements of the Growth Fund as of November 30, 2013 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements fairly reflect the financial condition and the results of operations of the Growth Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Growth Fund as reflected in the audited financial statements as of November 30, 2013, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Growth Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph (d) above, there has been no material adverse change in the Growth Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Growth Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph (e), a decline in the net asset value of the Growth Fund due to declines in the value of the Growth Fund’s assets, the discharge of the Growth Fund’s liabilities or the redemption of the Growth Fund shares by Growth Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Growth Fund required by law to be filed have or shall have been timely and duly filed by such dates

(including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Growth Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g)  All issued and outstanding shares of common stock of the Growth Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.  The Growth Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Growth Fund and has no outstanding securities convertible into any shares of the Growth Fund.

(h) At the Closing Date, the Corporation will have good and marketable title to the assets to be transferred to the Common Stock Fund pursuant to Paragraph 2 of this Plan, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Common Stock Fund has received notice and which have been taken into account in the net asset valuation of the Growth Fund, and, upon delivery of the assets, the Common Stock Fund will acquire good and marketable title to the assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Common Stock Fund.

(i) The Corporation has the power to enter into this Agreement with respect to the Growth Fund and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein with respect to the Growth Fund have been duly authorized by all necessary action on the part of the directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Growth Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(k) Except for the effectiveness of the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation on behalf of the Growth Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Corporation on behalf of the Growth Fund of the transactions contemplated by this Agreement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Growth Fund as described in Paragraph 11(g).

(l) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the assets as of the Valuation Time, the Growth Fund shall have declared a dividend or dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Growth Fund shareholders all of the Growth Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

10.  REPRESENTATIONS OF THE COMMON STOCK FUND. The Corporation, on behalf of the Common Stock Fund, represents and warrants, to the Growth Fund, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Common Stock Fund is a duly established, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Common Stock Fund. The Corporation, on behalf of the Common Stock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Common Stock Fund.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Common Stock Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation and the Common Stock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the Common Stock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph (c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Growth Fund furnished to the Common Stock Fund by the Corporation, on behalf of the Growth Fund. Any written information furnished by the Corporation with respect to the Corporation and the Common Stock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The audited financial statements of the Common Stock Fund as of November 30, 2013 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Corporation) fairly reflect the financial condition and the results of operations of the Common Stock Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Common Stock Fund as reflected in the audited financial statements of the Common Stock Fund as of November 30, 2013, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Common Stock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph (d) above, there have been no material adverse changes in Common Stock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Common Stock Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph (e), a decline in the net asset value of the Common Stock Fund due to declines in the value of the Common Stock Fund’s assets, the discharge of the Common Stock Fund liabilities or the redemption of the Common Stock Fund shares by Common Stock Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Common Stock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Common Stock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g)  All issued and outstanding shares of the Common Stock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.  The Common Stock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Common Stock Fund and has no outstanding securities convertible into any shares of the Common Stock Fund.

(h) At the Closing Date, the Corporation, on behalf of the Common Stock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Growth Fund has received notice at or prior to the Closing Date.

(i) The Corporation has the power with respect to the Common Stock Fund to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement with respect to the Common Stock Fund and consummation of the transactions contemplated herein with respect to the Common Stock Fund have been duly authorized by all necessary action on the part of the directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Common Stock Fund Shares to be issued by the Corporation and delivered for the account of the Growth Fund shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Common Stock Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Corporation’s prospectus).

(k) The Common Stock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(l) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation on behalf of the Common Stock Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Corporation of the transactions contemplated by this Agreement.

11.  CONDITIONS OF THE REORGANIZATION. Consummation of the Reorganization is subject to the following conditions:

(a)  SHARES TO BE ISSUED UPON THE REORGANIZATION.  The issuance of the Common Stock Fund Shares will have been duly authorized and, when issued in accordance with the Plan and the resolutions of the Board authorizing their issuance, will be validly issued, fully paid, and non-assessable.  The Common Stock Fund Shares will be duly registered in conformity with applicable federal and state securities laws.  No shareholder of the Common Stock Fund shall have any preemptive right of subscription or purchase with respect to the applicable Common Stock Fund Shares.

(b)  MARKETABLE TITLE TO ASSETS. The Growth Fund will have, as of the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the Common Stock Fund.  Upon delivery and payment for these assets, the Common Stock Fund will have good and marketable title to the assets without restriction on the transfer of the assets.

(c)  TAXES.  As of the Closing Date, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed by the date required by law (including any extensions and are or will be correct in all material respects, and all federal and other taxes (including backup withholding and other withholding taxes) shown or required to be shown as due on such returns or reports or otherwise due shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(d)  OPINION OF COUNSEL.  The Corporation shall have received opinions of counsel, with respect to the Reorganization, based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Closing Date, to the effect that:

(1)         the issuance of the Common Stock Fund Shares to be issued to the Growth Fund, as provided for by this Plan, have been duly authorized and upon issuance pursuant to the terms of this Plan and the resolutions of the Board authorizing their issuance against payment of the consideration set forth in this Plan, such shares will be validly issued, fully paid, and non-assessable, and no shareholder of the Common Stock Fund has any preemptive right to subscription or purchase of such Common Stock Fund Shares under the Corporation’s Charter or the Maryland General Corporation Law;

(2)         the Common Stock Fund Shares and Growth Fund Shares are duly classified as shares of a series of common stock of the Corporation.

(3)         the consummation of the transactions contemplated by this Plan will not violate the Charter or Bylaws; and

(4)         to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as may be required under state securities laws, rules, and regulations.

Such opinion may state that such opinion is solely for the benefit of the Corporation and its Board and officers.  In giving such opinion, counsel may rely upon officers’ certificates and certificates of public officials.

(e)  The Corporation shall have received on or before the Closing Date opinions of counsel satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code that the Growth Fund and the Common Stock Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, and that the Reorganization will have the following federal income tax consequences for the Growth Fund’s shareholders, the Growth Fund, and the Common Stock Fund:

(1)         The acquisition by the Common Stock Fund of substantially all of the assets of the Growth Fund and the assumption by the Common Stock Fund of the assumed liabilities, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”) and the Common Stock Fund and the Growth Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)         No gain or loss will be recognized by the Growth Fund upon the transfer of its assets in exchange solely for the Common Stock Fund Shares and the assumption by the Common Stock Fund of its liabilities or on the distribution of the Common Stock Fund Shares to Growth Fund shareholders;

(3)         No gain or loss will be recognized by the Common Stock Fund on receipt of the Growth Fund’s assets and the assumption by the Common Stock Fund of the Growth Fund’s liabilities in exchange for Common Stock Fund Shares;

(4)         No gain or loss will be recognized by the Growth Fund’s shareholders on the receipt of the Common Stock Fund Shares;

(5)         The tax basis of the assets acquired by the Common Stock Fund in the Reorganization will be the same as the tax basis of those assets to the Growth Fund immediately before the Reorganization;

(6)         The aggregate basis of the Common Stock Fund Shares, both full and fractional, received by the Growth Fund’s shareholders will be the same as the aggregate basis of the Growth Fund Shares;

(7)         The holding period of the Common Stock Fund Shares, both full and fractional, received by the Growth Fund’s shareholders will include the holding period of the Growth Fund Shares, provided that the Growth Fund Shares were held as capital assets on the date of Reorganization;

(8)         The Common Stock Fund’s holding period for the assets acquired from the Growth Fund will include the period during which such assets were held by the Growth Fund;

(9)         The Common Stock Fund will succeed to and take into account certain tax attributes of the Growth Fund, subject to the limitations of the Code.  The tax year of the Growth Fund will end on the date of its Reorganization.

(f)  With respect to the Reorganization, the Board, at a meeting duly called for such purpose, shall have (1) approved this Plan and the transactions contemplated herein, and (2) authorized the issuance of the applicable Common Stock Fund Shares as of 4:00 p.m. Eastern time on the Closing Date pursuant to the terms and provisions of this Plan.

(g)  This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Growth Fund in accordance with applicable law and the provisions of the Corporation’s Charter and By-Laws.  Certificates evidencing such approval shall have been delivered to the Common Stock Fund.  Notwithstanding anything herein to the contrary, neither the Growth Fund nor the Common Stock Fund may waive the conditions set forth in this Paragraph 11(g) with respect to a Reorganization.

(h)  The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code. On or prior to the Closing Date, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinions contemplated in this Plan, including providing a certificate to counsel containing such customary factual representations as counsel shall have reasonably requested

(i)  Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of assets pursuant to Paragraph 3 of this Plan, the Growth Fund shall declare a dividend or dividends, with a record and ex-dividend date prior to the valuation of the assets, which together with all previous dividends shall have the effect of distributing to shareholders of the Growth Fund all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date, and all of its net capital gain realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

12.  TERMINATION.  The Reorganization may be terminated and abandoned at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or an authorized officer of the Corporation, make proceeding with the Reorganization inadvisable.  In the event of any such termination, there shall be no liability for damages on the part of the Common Stock Fund, the Growth Fund, the Corporation, or the Corporation’s Board or officers.

13.  AMENDMENT AND WAIVER. This Plan may be amended, modified, or supplemented at any time (to the fullest extent permitted by law) in such manner as may be mutually agreed upon in writing by officers of the Corporation on behalf of the Common Stock Fund and the Growth Fund, and, unless otherwise provided herein, any duly authorized officer of the Corporation may waive any condition to the consummation of the Reorganization if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of each Fund.

14.  FEES AND EXPENSES.  Fees and expenses incurred in connection with the Reorganization shall be paid for by Sentinel Asset Management, Inc. (“Sentinel”) and the Growth Funds, with Sentinel bearing 50% of the total costs of the Reorganization and the Growth Funds bearing the other 50% of the total costs of the Reorganization pro rata in proportion to their assets on the Closing Date.  Fees and expenses include, without limitation, expenses relating to the printing and mailing of the Combined Prospectus/Proxy Statement, solicitation costs, transfer agency fees, legal fees (including those incurred in connection with obtaining an opinion of counsel as to certain tax and other maters referred to in Paragraph 11), auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), and other related administrative and operational costs.

15.  GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Corporation, on behalf of each of the Sentinel Capital Growth Fund, the Sentinel Growth Leaders Fund and the Sentinel Common Stock Fund, have duly executed this Agreement as of the date first written above.

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Capital Growth Fund

John Birch
Chief Financial Officer

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Growth Leaders Fund

John Birch
Chief Financial Officer

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Common Stock Fund

John Birch
Chief Financial Officer

APPENDIX A:
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Common Stock Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Per share data is calculated utilizing average daily shares outstanding.  Information provided for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Fund’s Annual Report to Shareholders, which is available upon request. Information provided for the period ended May 31, 2014 is unaudited (“U”).

			Income from Investment Operations			Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period
Common Stock Class A
	11/30/09	$21.60	$0.24	$5.61	$5.85	$0.24	$—	$0.24	$27.21
	11/30/10	27.21	0.24	2.38	2.62	0.22	—	0.22	29.61
	11/30/11	29.61	0.31	1.70	2.01	0.27	0.02	0.29	31.33
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
	11/30/13	34.84	0.44	9.50	9.94	0.43	1.04	1.47	43.31
	05/31/14(U)	43.31	0.25	1.92	2.17	0.24	1.23	1.47	44.01
Common Stock Class C
	11/30/09	20.99	—	5.47	5.47	0.05	—	0.05	26.41
	11/30/10	26.41	(0.01)	2.32	2.31	0.02	—	0.02	28.70
	11/30/11	28.70	0.05	1.64	1.69	0.02	0.02	0.04	30.35
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
	11/30/13	33.70	0.12	9.18	9.30	0.14	1.04	1.18	41.82
	05/31/14(U)	41.82	0.08	1.84	1.92	0.07	1.23	1.30	42.44
Common Stock Class I
	11/30/09	21.62	0.33	5.62	5.95	0.34	—	0.34	27.23
	11/30/10	27.23	0.33	2.39	2.72	0.34	—	0.34	29.61
	11/30/11	29.61	0.43	1.68	2.11	0.37	0.02	0.39	31.33
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
	11/30/13	34.85	0.56	9.50	10.06	0.56	1.04	1.60	43.31
	05/31/14(U)	43.31	0.31	1.91	2.22	0.30	1.23	1.53	44.00

See notes to Financial Highlights at the end of the schedule.

Appendix A-1

Ratios/Supplemental Data

Total return (%)*	Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)

27.36	$820,777	1.24	1.03	19
9.69	848,513	1.16	0.85	12
6.80#	932,204	1.12	0.99	9
13.99	1,193,721	1.09	1.12	8
29.53	1,454,446	1.03	1.15	12
5.15++	1,455,559	1.00+	1.19+	10++

26.12	20,592	2.25	0.02	19
8.74	27,952	2.05	(0.03)	12
5.90#	36,587	1.97	0.16	9
13.03	51,460	1.93	0.28	8
28.47	78,259	1.84	0.32	12
4.72++	83,622	1.82+	0.37+	10++

27.91	230,822	0.82	1.44	19
10.06	244,612	0.83	1.17	12
7.16#	382,372	0.78	1.36	9
14.38	684,658	0.75	1.47	8
29.93	941,223	0.72	1.45	12
5.29++	947,444	0.72+	1.47+	10++

S-2

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

Sentinel Capital Growth Fund
and
Sentinel Growth Leaders Fund

with and into

Sentinel Common Stock Fund,

each a series of Sentinel Group Funds, Inc.

ONE NATIONAL LIFE DRIVE
MONTPELIER, VT 05604

DATED [        ], 2014

This Statement of Additional Information (this “Reorganization SAI”) relates specifically to the Reorganization of the Sentinel Capital Growth Fund and the Sentinel Growth Leaders Fund with and into Sentinel Common Stock Fund, each a series of Sentinel Group Funds, Inc., and consists of this cover page and the following described documents, each of which is incorporated by reference herein:

•the Statement of Additional Information of the Sentinel Group Funds, Inc. dated March 30, 2014 as supplemented July 1, 2014, as further supplemented;

•the annual report of shareholders of your Growth Fund for the fiscal year ended November 30, 2013; and

•the semi-annual report to shareholders of your Growth Fund for the six-months ended May 31, 2014.

This Reorganization SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Joint Proxy Statement dated [  ], 2014. The Combined Prospectus/Joint Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Sentinel Funds at PO Box 55929, Boston, MA 02205-5929 or by calling toll-free at (800) 282-3863.

SENTINEL GROUP FUNDS
Sentinel Capital Growth Fund
Sentinel Growth Leaders Fund

STATEMENT OF ADDITIONAL INFORMATION

August [ ], 2014

This statement of additional information (the “Reorganization SAI”) relates to the following proposed reorganizations (each a “Reorganization” and together the “Reorganizations”) of (i) the Sentinel Capital Growth Fund (the “Capital Growth Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”), into the Sentinel Common Stock Fund (the “Common Stock Fund”), a series of the Corporation, and (ii) the Sentinel Growth Leaders Fund, a series of the Corporation, into the Sentinel Common Stock Fund.  Each of the Capital Growth Fund and the Common Stock Fund is referred to as a “Growth Fund”, and together the “Growth Funds”.

This Reorganization SAI contains information which may be of interest to shareholders of the Growth Funds relating to the Reorganizations, but which is not included in the Combined Prospectus/Joint Proxy Statement dated August [ ], 2014 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of substantially all of the assets, and the assumption of substantially all the liabilities, of the applicable Growth Fund in exchange for shares of the Common Stock. Each Growth Fund would distribute the Common Stock Fund shares it receives to its shareholders in complete liquidation of the Growth Fund.

This Reorganization SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Joint Proxy Statement. The Combined Prospectus/Joint Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Sentinel Funds at PO Box 55929, Boston, MA 02205-5929 or by calling toll-free at (800) 282-3863.

Capitalized terms used in this Reorganization SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Joint Proxy Statement.

TABLE OF CONTENTS

Additional Information About the Capital Growth Fund, the Growth Leaders Fund and the Common Stock Fund	S-3

Financial Statements	S-3

S-2

ADDITIONAL INFORMATION ABOUT THE CAPITAL GROWTH FUND, THE GROWTH LEADERS FUND AND THE COMMON STOCK FUND

For the Common Stock Fund: This Reorganization SAI incorporates by reference the Statement of Additional Information for the Common Stock Fund included in the Registration Statement on Form N-1A of the Corporation dated March 28, 2014, as supplemented (SEC Accession No. 0001104659-14-024036); the Corporation’s Semi-Annual Report for the fiscal period ended May 31, 2014 and filed July 25, 2014 (SEC Accession No. 0001104659-14-053587);  and the Corporation’s Annual Report for the fiscal year ended November 30, 2013 and filed February 2, 2014 (SEC Accession No. 0001104659-14-007556) as filed with the Securities and Exchange Commission (the “SEC”).

For the Capital Growth Fund and the Growth Leaders Fund: Incorporates by reference the Corporation’s Semi-Annual Report for the fiscal period ended May 31, 2014 and filed July 25, 2014 (SEC Accession No. 0001104659-14-053587); and the Corporation’s Annual Report for the fiscal year ended November 30, 2013 and filed February 2, 2014 (SEC Accession No. 0001104659-14-007556) as filed with the Securities and Exchange Commission SEC.]

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Corporation for the fiscal year ended November 30, 2013 and (ii) the Semi-Annual Report to Shareholders of the Corporation for the fiscal period ended May 31, 2014, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the report of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements reflecting consummation of the Reorganization(s) have not been prepared because, as of May 31, 2014, the net asset value of each of the Growth Leaders Fund and the Capital Stock Fund did not exceed 10% of the net asset value of the Common Stock Fund.

S-3

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article Eighth of the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement, and to Bylaw XI (“Bylaw XI”) of the Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit (b) to this Registration Statement.

Section 1 (Mandatory Indemnification; Success on Merits or Otherwise) of Bylaw XI provides that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Bylaw XI, or in defense of any claim, issue or matter raised therein, he shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 2 (Mandatory Indemnification; Direct Actions) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall be adjudged liable to the Registrant or any of its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 3 (Mandatory Indemnification; Suits By or in the Right of the Registrant) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of duty to the Registrant unless and only to the extent that the court in which such action or suit was brought or any other court of equity in the county where the Registrant has its principal office shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the court considers proper, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4 (Determination) of Bylaw XI provides that any indemnification under Bylaw XI (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Bylaw XI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are neither “interested persons” of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or proceeding (“disinterested, non-party directors”) or (ii) by an independent legal counsel (not including a counsel who does work for either the Registrant, its adviser or principal underwriters, or persons affiliated with these persons) in a written opinion.

Section 5 (Advance of Expenses) of Bylaw XI provides that expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized in the manner described in [Section 4 above], provided either (i) the indemnitee shall provide a security for his undertaking to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized by Bylaw XI, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 16.  Exhibits

(1)(a)	Articles of Amendment and Restatement effective January 26, 2006 (7)
(1)(b)	Articles of Correction effective March 15, 2006 (4)
(1)(c)	Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (4)
(1)(d)	Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (4)
(1)(e)	Certificate of Correction effective May 24, 2006 (8)
(1)(f)	Articles Supplementary (adding Class I shares to Common Stock and Government Securities Funds) effective March 28, 2007 (7)
(1)(g)	Articles Supplementary (redesignating Capital Opportunity as Capital Growth) effective April 2, 2007 (10)
(1)(h)	Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders, International Equity and Mid Cap Growth Funds) effective June 19, 2007 (9)
(1)(i)	Certificate of Correction effective July 23, 2007(I shares) (9)
(2)	Amended and Restated By-Laws of the Registrant dated March 16, 2006 (5)
(3)

Sections II, VII, IX, XII and XVI of Registrant’s Amended and Restated Bylaws dated March 16, 2006 are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006 and Sections 5th and 7th of the Articles of Amendment and Restatement effective January 26, 2006 incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(4)	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit C to the Combined Prospectus/Joint Proxy Statement)
(5)(a)	Form of Share Certificate (3)
(5)(b)	New Form of Share Certificate (3)
(6)(a)	Amended and Restated Investment Advisory agreement between Registrant and Sentinel Asset Management, Inc. dated as of April 4, 2008 (11)
(6)(b)	Advisory Agreement Amendment between Registrant and Sentinel Asset Management, Inc. dated as of December 17, 2010 (14)
(7)(a)	Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (1)
(7)(b)	Form of Dealer Agreement (16)
(7)(c)	Schedule A to Dealer Agreement, effective as of January 31, 2014 (15)
(8)(a)	Registrant has provided health care and insurance benefits to certain retirees
(8)(b)	National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (7)
(8)(c)	National Life Insurance Company Pension Plan (Chief Compliance Officer) (7)
(8)(d)	National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (9)
(9)(a)	Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (2)

(9)(b)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (7)
(9)(c)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 1, 2008 (10)
(9)(d)	Amendment to Custody Agreement between Registrant Sentinel Variable Products Trust and State Street Bank and Trust Company, effective November 16, 2009 (12)
(9)(e)	Amendment to Custody Agreement between Registrant and SVPT and State Street Bank and Trust Company effective December 15, 2010 (13)
(9)(f)	Custody fee schedule effective April 1, 2008 (10)
(10)(a)	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (7)
(10)(b)	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (7)
(10)(c)	Amended plan pursuant to Rule 18f-3 under the 1940 Act dated January 31, 2014 (15)
(11)	Opinion and Consent of Counsel
(12)(a)	Opinion and Consent of Counsel on Tax Matters (Capital Growth Fund)*
(12)(b)	Opinion and Consent of Counsel on Tax Matters(Growth Leaders Fund)*
(13)(a)	Administration Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007 (8)
(13)(b)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement between Registrant and Sentinel Administrative Services, Inc. dated as of March 31, 2011 (10)
(13)(c)	Securities Lending Agreement between Registrant and State Street Bank & Trust Company as amended May 25, 2007 (10)
(13)(d)	Form of Indemnification Agreement (10)
(13)(e)	Fee Agreement (Class I Shares of Covered Funds) (17)
(14)	Consent of the independent registered public accounting firm
(15)	Not Applicable
(16)	Not Applicable
(17)(a)	Form of Proxy Card (Capital Growth Fund)
(17)(b)	Form of Proxy Card (Growth Leaders Fund)
(17)(c)	Prospectus of the Registrant dated March 30, 2014, as supplemented July 1, 2014, as further supplemented (17)
(17)(d)	Statement of Additional Information related to the Common Stock Fund, dated March 30, 2014, as further supplemented (17)
(17)(e)	Annual Report to shareholders of Sentinel Group Funds, Inc. relating to the Growth Funds for the fiscal year ended November 30, 2014 (16)
(17)(f)	Semi-annual report to shareholders of the Growth Funds for the six-months ended May 31, 2014.(18)

* To be filed with post-effective amendment

(1)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.
(2)	Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.
(3)	Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.
(4)	Incorporated by reference to Post-Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.
(5)	Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement filed Form N-1A on March 30, 2006.
(6)	Incorporated by reference to Post-Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.
(7)	Incorporated by reference to Post-Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.
(8)	Incorporated by reference to the Post-Effective Amendment No. 115 to the Registration Statement filed on Form N-1A on June 28, 2007.

(9)	Incorporated by reference to the Post-Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.
(10)	Incorporated by reference to the Post-Effective Amendment No.121 to the Registration Statement filed on Form N-1A on March 28, 2008.
(11)	Incorporated by reference to the Post-Effective Amendment No.122 to the Registration Statement filed on Form N-1A on April 4, 2008.
(12)	Incorporated by reference to the Post-Effective Amendment No.124 to the Registration Statement filed on Form N-1A on January 25, 2010.
(13)	Incorporated by reference to the Post-Effective Amendment No. 131 to the Registration Statement filed on Form N-1A on December 17, 2010.
(14)	Incorporated by reference to the Post-Effective Amendment No. 132 to the Registration filed on Form N-1A on March 29, 2011.
(15)	Incorporated by reference to the Post-Effective Amendment No. 140 to the Registration filed on Form N-1A on January 29, 2014.
(16)	Incorporated by reference to the Form N-CSR filed on February 7, 2014.
(17)	Incorporated by reference to the Post-Effective Amendment No. 142 to the Registration filed on Form N-1A on March 28, 2014 as supplement on July 1, 2014.
(18)	Incorporated by reference to the Form N-CSR filed on July 25, 2014.

Item 17. Undertakings

(1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Pursuant to the requirements of Form N-14, the undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Montpelier and State of Vermont, on the 29th day of July, 2014.

SENTINEL GROUP FUNDS, INC. (Registrant)

By:	/s/ Thomas H. Brownell
Thomas H. Brownell
President & Chief Executive Officer

Each person whose signature appears below hereby authorizes Lisa Muller, Thomas H. Brownell and John Birch or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas H. Brownell
Thomas H. Brownell	President & Chief Executive Officer	July 29, 2014
(Principal Executive Officer)

/s/ John Birch	Chief Financial Officer
John Birch	(Principal Financial and Accounting Officer)	July 29, 2014
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Chair (Director)	July 29, 2014
/s/ Gary Dunton
Gary Dunton	Director	July 29, 2014
/s/ John Pelletier
John Pelletier	Director	July 29, 2014
/s/ Debbie Miller
Deborah G. Miller	Director	July 29, 2014
/s/ John Raisian
John Raisian	Director	July 29, 2014
/s/ RH Showalter
Richard H. Showalter, Jr.	Director	July 29, 2014

Angela E. Vallot	Director	July 29, 2014

Exhibit Index

Exhibit Number                                                          Exhibit

(11)	Opinion and Consent of Counsel
(14)	Consent of the independent registered public accounting firm
(17)(a)	Form of Proxy Card (Capital Growth Fund)
(17(b)	Form of Proxy Card (Growth Leaders Fund)